UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MASTERCRAFT BOAT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MASTERCRAFT
BOAT HOLDINGS INC.

2024 PROXY STATEMENT

And Notice of Annual Meeting of Shareholders

MasterCraft
MasterCraft

BALISE
BALISE

September [●], 2024

DEAR SHAREHOLDERS,

This past year has been marked by significant transitions and challenges, yet we are proud to report that our company has not only persevered but has exceeded expectations in many areas.

The marine industry and broader economic landscape presented us with a dynamic and challenging environment in fiscal 2024. Despite these headwinds, we executed well against our strategic priorities which consisted of destocking field inventory levels, advancing strategic initiatives, returning capital to shareholders, while optimizing profitability and cash flow. With a strong emphasis on pipeline management, we are positioning the business well for the next market upswing and are well positioned to continue leveraging our strong portfolio of brands.

SUCCESSFUL LEADERSHIP TRANSITION

This year saw a smooth transition in our leadership following the retirement of former Chairman and Chief Executive Officer Frederick A. Brightbill, with appointment of Bradley M. Nelson as CEO and Roch Lambert, who has been a staple of our Board since 2016 and our former Lead Director, as Chairman. We'd like to take this opportunity to congratulate Mr. Brightbill on his retirement and extend our sincere thanks for his many years of service to the Company, invaluable contributions and visionary leadership. As we step into our new roles, we are energized by the opportunities that lie ahead and committed to building upon our solid foundation.

INNOVATIVE PRODUCTS AND OPERATIONAL EXCELLENCE

While we navigate near-term industry challenges, the foundation of our business remains strong. MasterCraft is home to iconic and leading brands that inspire passion among our customers and dealers. The long-term outlook for our industry is bright, and we are positioning ourselves to capitalize on future opportunities.

The launch of our new luxury pontoon brand, Balise, exemplifies our commitment to growth and innovation. This capital-efficient expansion of our product offerings will diversify our portfolio and expand our addressable market, setting the stage for continued growth.

In a strategic move to streamline our portfolio, we recently agreed to transfer our Aviara brand to a third party and to sell our Aviara manufacturing plant. These decisions allows us to focus our resources on our highest-potential areas while best positioning our company to extend our leadership in our MasterCraft, Crest, and Balise brands, optimize our cost structure, and direct resources towards growth initiatives.

Furthermore, our proactive approach of prioritizing inventory rebalancing and dealer health as we entered fiscal 2024 has proven prudent. However, dealer inventories across the industry, including our brands, remain higher than optimal. Accordingly, we remain committed to further reducing our dealer inventory to best position the company for long-term success. Moving forward, we have a clearly defined set of capital allocation priorities that we will continue to execute, including investing in innovation for our customers and sustainable growth for our shareholders. Our approach to production planning, inventory management, and dealer incentives aims to balance inventory levels with retail demand, which we believe is crucial for stability and growth.

SUSTAINABILITY AND CORPORATE RESPONSIBILITY

As stewards of iconic marine brands, we recognize our responsibility to promote environmental and social sustainability. We remain committed to operational excellence, environmental stewardship, and the well-being of our employees and communities. Our work over the past year includes the following:

•
Waste Program: In model year 2024, our recycling program resulted in 189 tons of pallets and approximately 26 million sheets of paper from entering our local landfills.
•
Employee Safety: All three of our facilities finished model year 2024 below the National Standard of numbers that OSHA tracks. Our Recordable Incident Rate was 1.24 compared to the industry average of 4.4 and our Days Away/Restricted or Transfer Rate was 0.83 compared to the industry average of 1.8.

•
Stewards of our Community: In fiscal 2024 we partnered with High Fives Foundation gifting a new boat each summer to connect friends and families through adaptive wake surfing experiences. High Fives Foundation is a non-profit based out of Lake Tahoe that provides grants for rehabilitation support to athletes with life-altering injuries.
•
Continued Policy Implementation: We have implemented the previously adopted Environmental Policy to protect the environment and Human Rights Policy to protect basic human rights.

LOOKING AHEAD

While ongoing macroeconomic uncertainties and competitive pressures continue to present near term headwinds, the long-term outlook is bright and we remain confident in our strategy, our brands, and most importantly, our people. We have the right team in place to navigate these challenges and capitalize on the long-term growth opportunities that lie ahead.

On behalf of the Board of Directors and our entire team, we thank you for your continued support and confidence in our company. We are excited about the future and remain committed to delivering value to our shareholders, customers, and employees. We ask for your voting support on the items contained in this proxy, and thank you for taking the time to cast your vote.

Sincerely,

Bradley. M. Nelson CEO and Director	Roch Lambert Chairman of the Board

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

DATE:	TIME:	LOCATION:

October [●], 2024	8 a.m. Eastern time	Via a live audio-only webcast at www.proxydocs.com/mcft

2024 ITEMS OF BUSINESS

Elect eight directors nominated by the Board of Directors for a term that expires at the Company's next Annual Meeting of Shareholders

Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025

Approve the Second Amended and Restated MasterCraft 2015 Incentive Award Plan

Approve, on an advisory basis (i.e. non-binding), the compensation of the Company's named executive officers

Consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

We invite you to join us for our 2024 annual meeting of shareholders (the “Annual Meeting”) of MasterCraft Boat Holdings, Inc. (the “Company”), which will be conducted via live audio webcast on October [●], 2024. You may attend the virtual meeting of shareholders online and submit your questions during the meeting by visiting www.proxydocs.com/mcft. We believe the virtual format of the meeting makes it easy for shareholders across the world to attend the meeting and communicate with us. We look forward to your attendance and participation again this year. To register, you will need the control number provided on your proxy card, voting instruction form or Notice of Availability of Proxy Materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.

Your vote is important. To be sure your shares are voted at the Annual Meeting, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares during the virtual meeting if you are able to attend. You may vote over the Internet or by mailing a proxy or voting instruction card. Voting over the Internet or by written proxy will ensure your representation at the Annual Meeting, regardless of whether you attend the virtual meeting. If you hold your shares in your own name and choose to attend the Annual Meeting, you may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting your shares online while virtually attending the meeting, by delivering a new proxy or by notifying the Company Secretary in writing prior to the meeting. If your shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy.

A complete list of shareholders of record entitled to vote at the meeting will be made available for inspection by any Company shareholder (i) at the principal executive offices of the Company for ten days prior to the meeting date and (ii) on the virtual shareholder meeting website on the date of the meeting.

Reminder: To be admitted to the annual meeting, see “Questions Relating to this Proxy Statement—How can I attend the Annual Meeting” on page 61.

PROXY STATEMENT

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER [●], 2024

The board of directors of the Company (the “Board”) is furnishing this information in connection with the solicitation of proxies for the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via the Internet. Instructions on how to participate at the Annual Meeting are posted at www.proxydocs.com/mcft. The proxy statement, the accompanying proxy card and our 2024 Annual Report on Form 10-K will first be mailed to our shareholders on or about September [●], 2024.

This Proxy Statement contains important information for you to consider when deciding how to vote. Please read this information carefully.

All properly executed written proxies and all properly completed proxies submitted by the Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of common stock of the Company at the close of business on August 30, 2024, the record date, are entitled to vote electronically via the Internet at the meeting, or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. There were 16,607,364 shares of common stock issued and outstanding on the record date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October [●], 2024: This Proxy Statement is first being sent to shareholders on or about September [●], 2024. All shareholders and beneficial owners may access the proxy materials at www.proxydocs.com/mcft. In addition, this Proxy Statement and our 2024 Annual Report on Form 10-K are available at www.mastercraft.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

ANNUAL MEETING INFORMATION

DATE:	TIME:	LOCATION:

October [●], 2024	8 a.m. Eastern time	Via a live audio-only webcast at www.proxydocs.com/mcft

AGENDA AND VOTING RECOMMENDATIONS

	BOARD RECOMMENDS:	LEARN MORE ON:

Elect eight directors nominated by the Board of Directors for a term that expires at the Company's next Annual Meeting of Shareholders	☑ FOR ALL	7

Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025	☑ FOR	23

Approve Second Amended and Restated MasterCraft 2015 Incentive Award Plan	☑ FOR	27

Approve, on an advisory basis (i.e. non-binding), the compensation of the Company's named executive officers	☑ FOR	32

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 1

DIRECTOR NOMINEES

The following table provides summary information about all director nominees. Each director is being nominated for a one-year term that will expire at our next annual meeting of shareholders. The directors will be elected by the affirmative vote of a majority of the votes cast. Pursuant to our Corporate Governance Guidelines, if an incumbent director fails to receive a majority of the votes cast, the incumbent director will promptly tender his or her irrevocable offer of resignation to the Board. The Board, upon recommendation by the Nominating and Corporate Governance Committee ("NCG Committee"), can then choose to accept the resignation, reject it or take such other action that the Board deems appropriate. For more information about the director nominees, see page 7.

W. PATRICK BATTLE	JACLYN BAUMGARTEN	DONALD C. CAMPION	JENNIFER DEASON

Age: 61	Age: 46	Age: 75	Age: 48
Independent	Independent	Independent	Independent
Committees: N, S*	Committees: N, S	Committees: A*, C	Committees: A, S

ROCH LAMBERT	PETER G. LEEMPUTTE	KAMILAH MITCHELL-THOMAS	BRADLEY M. NELSON

Age: 61	Age: 67	Age: 52	Age: 55
Independent Chairman	Independent	Independent	Chief Executive Officer
Committees: A, N*, S	Committees: A, C*	Committees: C, N

Committees Key: Audit (A), Compensation & Human Capital (C), Nominating and Corporate Governance (N), Strategy (S), Committee Chair (*)

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 2

2024 OVERVIEW

(1) See "Appendix A - Reconciliation of Non-GAAP Measures" for additional information.

SUCCESSFUL LEADERSHIP TRANSITION: APPOINTED NEW CHIEF EXECUTIVE OFFICER (BRADLEY M. NELSON) APPOINTED NEW BOARD CHAIR (ROCH LAMBERT)

SENIOR LEADERSHIP TRANSITION

Following over three years of service, Frederick A. Brightbill announced his retirement from his role as Chief Executive Officer and as Chairman of our Board in March of 2024.

Following a comprehensive search, in March 2024, we announced the selection of Bradley M. Nelson to serve as our new Chief Executive Officer, effective March 18, 2024. Roch Lambert, previously our Lead Independent Director who has served on the Board since 2016, assumed the role of Chairman, effective July 1, 2024. Since then, the Chief Executive Officer transition from Mr. Brightbill to Mr. Nelson has been seamless. Our Board extends its deepest gratitude to Mr. Brightbill for his dedication, leadership, and countless contributions. Mr. Brightbill had a distinguished career at Mastercraft, including three years as Chief Executive Officer, over which he has left an indelible mark on the organization.

Looking forward, Mr. Nelson has demonstrated that he is a proven executive with more than 30 years of operating and manufacturing experience. Most recently, he served as Executive Vice President and President, Commercial Segment of Oshkosh Corporation. In this role, Mr. Nelson led the strategic transformation of the segment, achieving historical highs in revenue, profitability, and backlog. Our Board unanimously supported Mr. Nelson’s selection as Chief Executive Officer and views Mr. Nelson as a transformational leader with a track record of success in operations and manufacturing and an unwavering commitment to driving innovation across all aspects of a business. Our Board believes these attributes are critical to advancing our goals, leading our next chapter of growth and success and driving shareholder value in the future. With Mr. Nelson’s fresh new perspective and the deep experience of continuing leaders, we believe we are well-positioned for growth in multiple areas in an increasingly competitive environment.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 3

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term shareholder value.

☑	Fully declassified Board with all directors elected annually	☑	Active Board oversight of the Company’s corporate governance and ESG matters
☑	Diversity of gender, ethnicity and background, with an average tenure of director nominees of 5.3 years. Three of our eight directors are female.	☑	Prohibition on short sales and transactions in derivatives and hedging of Company securities by directors, officers and employees
☑	All directors except our Chief Executive Officer are independent	☑	Prohibition on pledging of Company securities by directors, officers and employees subject to a limited exception
☑	Separated CEO and Chairman roles	☑	"Overboarding" limits

☑	Focus on Board’s risk oversight role	☑	Majority vote standard for the election of directors, with a director resignation policy
☑	Commitment to continuing director education	☑	Simple majority vote standard for amendments to key Company documents and to approve mergers and acquisitions
☑	Annual committee evaluations and periodic Board evaluations

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 4

ENVIRONMENTAL & SOCIAL HIGHLIGHTS

Boating means being outdoors and on the water, which is why we have a strong understanding of the importance of environmental and social responsibility. We are committed to reducing our environmental impact, ensuring a healthy and safe workplace for our employees, and to acting as a good corporate citizen in the communities we serve.

We previously published a sustainability report in September 2023 that highlights our commitment to sustainability. We plan to issue our next sustainability report in 2025. Our fiscal year 2024 sustainability developments include the following:

•
Waste Program: In model year 2024, our recycling program resulted in 189 tons of pallets and approximately 26 million sheets of paper from entering our local landfills.
•
Employee Safety: All three of our facilities finished model year 2024 below the National Standard of numbers that OSHA tracks. Our Recordable Incident Rate was 1.24 compared to the industry average of 4.4 and our Days Away/Restricted or Transfer Rate was 0.83 compared to the industry average of 1.8.
•
Stewards of our Community: In fiscal 2024 we partnered with High Fives Foundation gifting a new boat each summer to connect friends and families through adaptive wake surfing experiences. High Fives Foundation is a non-profit based out of Lake Tahoe that provides grants for rehabilitation support to athletes with life-altering injuries.
•
Continued Policy Implementation: We have implemented the previously adopted Environmental Policy to protect the environment and Human Rights Policy to protect basic human rights.

Additionally, we are very proud that we believe our MasterCraft brand remains the only boat manufacturer in the marine industry to achieve three prestigious International Organization for Standardization’s (ISO) global certifications for:

CORPORATE CITIZENSHIP	ENVIRONMENTAL SUSTAINABILITY	EMPLOYEE HEALTH AND SAFETY
ISO 9001 Quality Management Systems	ISO 14001 Environmental Management Systems	ISO 45001 International Occupational Health and Safety Management System

With these foundations in place, we look forward to Making Boating Better and keeping our company at the forefront of the marine industry. You can access the full 2023 sustainability report here: https://investors.mastercraft.com/making-boating-better. Our sustainability report is not incorporated by reference in, and does not form a part of, this proxy statement.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 5

2024 COMPENSATION PROGRAM HIGHLIGHTS

Our executive compensation program is designed to facilitate high performance and generate results that will create value for our shareholders. We structure compensation to pay for performance, incentivize our executives with equity in the Company in order to align their interests with the interests of our shareholders and allow our executives to share in our shareholders’ success, which we believe creates a performance culture, maintains morale and attracts, motivates and retains top executive talent.

The primary elements of our fiscal 2024 executive compensation program are base salary, annual bonuses, equity incentive awards and certain employee benefits. Our Compensation and Human Capital Committee ("CHC Committee") reviews and approves our executive compensation program, and maintains the discretion to adjust awards and amounts paid to our executive officers as it deems appropriate. We believe our named executive officers are compensated in a manner consistent with our strategy, compensation best practices and alignment with shareholders’ interests.

STRUCTURE OF OUR COMPENSATION PROGRAM

Our compensation program is structured to be reasonable in magnitude of total opportunity, largely performance-based, and equity-oriented.

CEO TARGET COMPENSATION OPPORTUNITY	NEO TARGET COMPENSATION OPPORTUNITY

Benefits and Perquisites, < 1%
Restricted Stock Award, 24%
Performance Based, 50%
Base Salary, 25%
Target Annual Bonus, 25%
Performance Stock Unit, 25%

Benefits and Perquisites, < 3%
Restricted Stock Award, 15%
Performance Based, 37%
Base Salary, 45%
Target Annual Bonus, 22%
Performance Stock Unit, 15%

☑	Strong emphasis on performance-based compensation, with a significant portion of named executive officers’ overall compensation tied to objective Company performance measures	☑	Rigorous measures tied to Company Net Sales, Adjusted EBITDA, relative Total Shareholder Return and Cumulative Adjusted EPS
☑	Aggressive annual Net Sales and Adjusted EBITDA targets	☑	CHC Committee composed solely of independent directors
☑	Appropriate mix of short-term and long-term incentives	☑	Additional rigorous strategic goals considered for each executive
☑	Annual limits for cash incentives for named executive officers financial (200% of Target) and strategic performance (150% of Target) metrics	☑	Meaningful stock ownership guidelines for certain executive officers and directors
☑	Robust Nasdaq-compliant clawback policy for incentive cash and equity compensation paid to our executive officers	☑	CHC Capital Committee advised by third-party advisors including independent compensation consultant Willis Towers Watson ("WTW")

☒	Provide incentives that encourage excessive executive risk-taking	☒	Allow hedging or short sales
☒	Gross up excise taxes that may become due upon a change in control	☒	Guarantee incentive awards for executives

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 6

OUR BOARD

PROPOSAL 1 - ELECTION OF DIRECTORS

Each of the director nominees listed below are currently directors of the Company. The following is a brief summary of each director nominee’s business experience and qualifications and other public company directorships held currently or in the last five years. The Board believes that each of the eight nominees are well qualified to serve on the Board, and has set forth in the biographies below each nominee’s key experiences, qualifications and attributes that led the Board to conclude that they should serve as a director.

Managing Partner, Stillwater Family Holdings Age: 61 Independent Director since: 2017 Committees: • Nominating and Corporate Governance • Strategy (Chair)
EXPERIENCE:
•
Managing Partner, Stillwater Family Holdings and was instrumental in launching Experience and Fermata Partners (present)
•
Chairman, IMG College, following the acquisition of The Collegiate Licensing Company (CLC) by IMG Worldwide. Under his leadership, IMG College became the leader in developing and managing integrated licensing, marketing, and multimedia rights programs for more than 200 U.S. universities, conferences, bowls, and the NCAA
•
President and Chief Executive Officer, CLC

QUALIFICATIONS:	• Operational, strategic, and marketing expertise • Senior leadership experience
EDUCATION:	• B.A., Marketing, Georgia State University
OTHER BOARDS:	• Acuity Brands, Inc. (NYSE: AYI), member of the Compensation and Management Development Committee and Governance Committee

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 7

Managing Partner, IDC Ventures Age: 46 Independent Director since: 2018 Committees: • Nominating and Corporate Governance • Strategy
EXPERIENCE:
•
Managing Partner, IDC Ventures (present)
•
Co-Founder and Former Chief Executive Officer, Boatsetter, the world’s leading boat sharing platform with boats throughout the United States, Mexico, the Bahamas, the Caribbean, South America and the Mediterranean
•
Founder and Chief Executive Officer, Cruzin Inc. (now merged with Boatsetter), where she led a team of marine and insurance industry leaders to create the insurance policy that paved the way for an entire boat sharing industry
•
Partner and Chief Operating Officer, AH Global
•
Director of Strategy, DaVita
•
Development Manager, Westfield Group
•
Consultant, IBM and PricewaterhouseCoopers

QUALIFICATIONS:	• Substantial experience in the boating industry • Strategic and marketing experience • Senior leadership experience
EDUCATION:	• B.A., cum laude, Wellesley College • M.B.A., Stanford University Graduate School of Business
OTHER BOARDS:	• Two private boards

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 8

Former Chief Financial Officer, VeriFone, Inc. Age: 75 Independent Director since: 2015 Committees: • Audit (Chair) • Compensation
EXPERIENCE:
•
Chief Financial Officer of several public and private companies, including VeriFone, Inc., Special Devices, Inc., Cambridge Industries, Inc., Oxford Automotive, Inc., and Delco Electronics Corporation

QUALIFICATIONS:	• Substantial accounting and tax experience • Leadership positions in diverse manufacturing businesses • Board service experience, including as chair of several audit committees
EDUCATION:	• B.S., Applied Mathematics, University of Michigan College of Engineering • M.B.A., Corporate Finance, University of Michigan
OTHER BOARDS:	• Haynes International, Inc., Chairman of the Audit Committee and member of the Compensation Committee • Previously served on the boards of many public and private companies

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 9

Chief Executive Officer, Home Partners of America Age: 48 Independent Director since: 2021 Committees: • Audit • Strategy
EXPERIENCE:
•
Chief Executive Officer, Home Partners of America (present)
•
Former Board Chair and Chief Executive Officer, Belong Acquisition Corp., a special purpose acquisition company
•
Co-founder and Chief Business Officer/Chief Financial Officer, Flowcode
•
Executive Vice President, Head of Corporate Development and Strategy, Sotheby’s
•
Chief Financial Officer, The Weather Channel, where she worked to reposition the organization from a more traditional TV media company towards a data-focused, mobile-first advertising platform, prior to the sale of the digital and B2B businesses to IBM.
•
Served as Executive Vice President and in several interim operating roles such as President, Chief Marketing Officer and Chief Financial Officer, Bain Capital

QUALIFICATIONS:	• Financial and strategic expertise • Media, entertainment, and retail industry
EDUCATION:	• B.A., Yale University • M.B.A., Stanford University
OTHER BOARDS:	• Concentrix Corporation

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 10

Operating Partner, CORE Industrial Partners Age: 61 Chairman since: 2024 Independent Director since: 2016 Committees: • Audit • Nominating and Corporate Governance (Chair) • Strategy
EXPERIENCE:
•
Operating Partner at CORE Industrial Partners (present)
•
President of Lippert Automotive, an aftermarket automotive manufacturer and a division of LCI
•
Chief Executive Officer, Rec Boat Holdings, an international designer, manufacturer and distributor of powerboats
•
Vice President and General Manager of several divisions at Bombardier Recreational Products (BRP), an international recreational products company, including the Sea-Doo, Ski-Doo and Evinrude divisions
•
Various leadership, engineering and production roles, Bombardier and Aquilon Technologies, a manufacturer of attachments for farm equipment OEMs

QUALIFICATIONS:	• Substantial industry experience • Leadership experience in diverse manufacturing businesses • Extensive knowledge of operational matters in the recreational products and powerboat industries
EDUCATION:	• B.Eng., Mechanical/Aeronautical Engineering, Ecole Polytechnique de Montreal • D.B.A., Universite Laval
OTHER BOARDS:	• Two private boards

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 11

Former Chief Financial Officer, Keurig Green Mountain, Inc. Age: 67 Independent Director since: 2016 Committees: • Audit • Compensation (Chair)
EXPERIENCE:
•
Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc., a leader in specialty coffee, coffee makers, teas and other beverages
•
Executive Vice President and Chief Financial Officer, Mead Johnson Nutrition Company, a global leader in infant and children’s nutrition
•
Senior Vice President and Chief Financial Officer, Brunswick Corporation, a global manufacturer of marine products
•
Various management positions at Chicago Title Corporation, Mercer Management Consulting, Armco Inc., FMC Corporation and BP

QUALIFICATIONS:	• Significant financial and accounting expertise gained in handling financial responsibilities for several leading corporations • Extensive marine industry experience • Leadership skills
EDUCATION:	• B.S., Chemical Engineering, Washington University, St. Louis • M.B.A., Finance, University of Chicago
OTHER BOARDS:	• Ecogensus LLC (private) • Previously served on the boards of other public companies

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 12

Senior Vice President, Chief People Officer, Avaya Age: 52 Independent Director since: 2022 Committees: • Compensation • Nominating and Corporate Governance
EXPERIENCE:
•
Senior Vice President, Chief People Officer, Avaya (present)
•
Senior Vice President, Head of People, Roku, Inc.
•
Chief People Officer, Dow Jones & Company
•
Senior Vice President, People & Culture, A+E Networks

QUALIFICATIONS:	• Extensive strategic and people expertise • Leadership skills • Media, entertainment, and technology industry
EDUCATION:	• B.A., Economics, Lincoln University
OTHER BOARDS:	• Success Academy Charter Schools (private) • Previously served on Dow Jones News Fund (private)

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 13

Chief Executive Officer and Director, MasterCraft Boat Holdings, Inc. Age: 55 Director since: 2024
EXPERIENCE:
•
Chief Executive Officer, MasterCraft (2024 – Present)
•
Executive Vice President and President, Commercial Segment of Oshkosh Corporation
•
Several leadership roles, including Vice President, Global Marketing & Communications and Electrical Segment and Business Unit Manager, Eaton Corporation
•
Various Senior leadership positions in technology businesses

QUALIFICATIONS:	• Operating and manufacturing experience • Leadership, strategic, commercial development and operational skills
EDUCATION:	• B.S., Business Administration, University of Phoenix • M.B.A., Brigham Young University

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends a vote "FOR" each of the director nominees.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 14

CORPORATE GOVERNANCE

HOW WE ARE SELECTED AND ELECTED

SELECTION OF DIRECTOR NOMINEES

GENERAL CRITERIA AND PROCESS

It is the NCG Committee’s responsibility to review and recommend to the Board a slate of nominees for director for election at each annual meeting of shareholders and to identify one or more candidates to fill any vacancies that may occur on the Board. In developing recommendations for new director candidates, the NCG Committee identifies potential individuals whose qualifications and skills reflect those desired by the Board, and evaluates and recommends to the Board all nominees for board membership as specified in the committee’s charter.

As expressed in our Corporate Governance Guidelines, we do not set specific criteria for directors, but the Company seeks to align the composition of the Board with the Company’s strategic direction so that the directors bring skills, experience and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve. Directors are selected for their integrity, ethics, seasoned judgment, breadth of experience, insight, knowledge and business acumen, among other things. Diversity of race, ethnicity, gender and age are also important factors in evaluating candidates for election to the Board. Accordingly, pursuant to our Corporate Governance Guidelines, the NCG Committee will ensure that diverse candidates are included in each pool of candidates from which Board nominees are chosen. Leadership skills and executive experience, expertise in recreational boating or vehicles, dealer network knowledge, familiarity with issues affecting global businesses, financial and accounting knowledge, prior experience in the Company’s geographic markets, expertise in operations, strategic planning and marketing expertise, may also be among the relevant selection criteria. The NCG Committee believes that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an appropriate period of time. In addition, the Company strives to maintain a Board that reflects passion and commitment to the Company. These criteria will vary over time depending on the needs of the Board.

For each of the nominees to the Board, the biographies included in this Proxy Statement highlight the experience and qualifications that were among the most important to the NCG Committee in concluding that the nominee should serve as a director.

SHAREHOLDER RECOMMENDATION OF CANDIDATES FOR DIRECTOR

Shareholders wishing to recommend candidates to be nominated for election to the Company’s Board may do so by sending to the attention of our Corporate Secretary at the address provided in this Proxy Statement a statement setting forth the information required by the advance notice provision in our Fourth Amended and Restated Bylaws (the “Bylaws”). Shareholder recommendations provided to our Corporate Secretary will be considered and evaluated by the NCG Committee in the same manner as candidates recommended from other sources.

For information regarding shareholder nominations of directors and shareholder proposals, please see the “Next Annual Meeting—Shareholder Proposals” section of this Proxy Statement.

DIRECTOR SKILLS, QUALIFICATIONS AND EXPERIENCE

Under the terms of its charter, the NCG Committee is responsible for determining criteria and qualifications for director nominees to be used in reviewing and selecting director candidates, including those described in the Corporate Governance Guidelines. The Board and the NCG Committee believe that it is important that our directors demonstrate:

•
a high level of personal and professional ethics, integrity and moral character;
•
a commitment to the long-term interests of our shareholders;
•
sound business judgment;
•
the skills, knowledge and expertise that in the aggregate are useful in overseeing and providing strategic direction to the Company’s business; and
•
availability to devote sufficient time for preparation and participation in board and committee meetings.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 15

The NCG Committee is responsible for recommending to the Board a slate of nominees for election at each annual meeting of shareholders. Nominees may be suggested by directors, members of management, shareholders or, in some cases, by a third-party search firm. The NCG Committee considers a wide range of factors when assessing potential director nominees. This includes consideration of the current composition of the Board, any perceived need for one or more particular areas of expertise, the balance of management and independent directors, the need for committee-specific expertise, the evaluations of other prospective nominees and the qualifications of each potential nominee relative to the attributes, skills and experience described above.

Using our director skills matrix as a guide, as well as the results of our annual Board and committee self-assessment process, the NCG Committee evaluates the composition of our Board annually and identifies for consideration by the full Board areas of expertise and other qualities that would complement and enhance our current Board.

The diverse set of core competencies represented on our current Board is summarized below:

	1	2	3	4	5	6	7	8
LEADERSHIP	☑	☑	☑	☑	☑	☑	☑	☑
MERGERS AND ACQUISITIONS	☑	☑	☑	☑	☑	☑	☑
PUBLIC COMPANY BOARD	☑	☑	☑	☑	☑	☑	☑
STRATEGIC PLANNING	☑	☑	☑	☑	☑	☑
FINANCE AND ACCOUNTING	☑	☑	☑	☑	☑
COMPENSATION AND HUMAN CAPITAL	☑	☑	☑	☑	☑
INTERNATIONAL	☑	☑	☑	☑	☑
RELATED INDUSTRY	☑	☑	☑	☑
SALES AND MARKETING	☑	☑	☑	☑
OPERATIONS AND MANUFACTURING	☑	☑	☑
TECHNOLOGY AND CYBERSECURITY	☑	☑	☑
ENVIRONMENTAL, SOCIAL AND GOVERNANCE	☑	☑	☑

Seven out of eight current directors and director nominees are independent. The average tenure of our directors is 5.3 years. For additional information on each director, see the biographies in the “Proposal 1—Election of Directors” section of this Proxy Statement.

BOARD DIVERSITY

The diversity of our Board is an important factor in our director recruitment process. Three of our eight current directors are women and one is racially/ethnically diverse. We are committed to continuing to focus on diversity in determining the composition and make-up of the Board. In addition to our focus on diversity during the recruitment and evaluation of current directors and potential director nominees, our Corporate Governance Guidelines require that diverse candidates be included in each pool of new director candidates. To achieve diversity among directors, our NCG Committee will consider a number of demographic factors, including, but not limited to, race, gender, ethnicity, culture, nationality and age to continue developing a board that reflects diverse backgrounds, viewpoints, experience, skills and expertise.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 16

BOARD COMPOSITION AND DIRECTOR INDEPENDENCE

COMPOSITION

Our Bylaws provide that our Board will consist of a number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. Our Board currently consists of eight members, W. Patrick Battle, Jaclyn Baumgarten, Donald C. Campion, Jennifer Deason, Roch Lambert, Peter G. Leemputte, Kamilah Mitchell-Thomas, and Bradley M. Nelson. Mr. Brightbill, who retired effective June 30, 2024, will not stand for reelection at the Annual Meeting. We would like to take this opportunity to thank Mr. Brightbill for his many years of service to our Company, our Board, and our shareholders.

INDEPENDENCE

We follow the director independence standards set forth in The Nasdaq Stock Market, or NASDAQ, corporate governance standards and the federal securities laws. The Board reviewed and analyzed the independence of each director and director nominee. The purpose of the review was to determine whether any particular relationships or transactions involving directors, or their affiliates or immediate family members were inconsistent with a determination that the director is independent for purposes of serving on the Board and its committees. During this review, the Board examined whether there were any transactions and/or relationships between directors or their affiliates or immediate family members and the Company and the substance of any such transactions or relationships.

As a result of this review, our Board has determined that Mr. Battle, Ms. Baumgarten, Mr. Campion, Ms. Deason, Mr. Lambert, Mr. Leemputte and Ms. Mitchell-Thomas are independent, as defined under the rules of NASDAQ and meet the requirements set forth in our director independence guidelines. In addition, our Board has determined that each member of our Audit Committee, Messrs. Campion, Lambert and Leemputte and Ms. Deason, is independent for Audit Committee purposes, as defined under the rules of NASDAQ.

BOARD DIVERSITY MATRIX

NASDAQ requires each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and one diverse director who self-identifies as an underrepresented minority or LGBTQ+ (subject to the exceptions). Our current board composition is in compliance with this requirement. The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in NASDAQ Rule 5605(f).

BOARD DIVERSITY MATRIX
Total Number of Directors	8
	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
PART I: Gender Identity
Directors	3	5	⸻	⸻
PART II: Demographic Background
African American or Black	1	⸻	⸻	⸻
Alaskan Native or Native American	⸻	⸻	⸻	⸻
Asian	⸻	⸻	⸻	⸻
Hispanic or Latinx	⸻	⸻	⸻	⸻
Native Hawaiian or Pacific Islander	⸻	⸻	⸻	⸻
White	2	5	⸻	⸻
Two or More Races or Ethnicities	⸻	⸻	⸻	⸻
LGBTQ+	⸻
Did Not Disclose Demographic Background	⸻

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 17

HOW WE ARE ORGANIZED

BOARD LEADERSHIP STRUCTURE

Our Board is led by Roch Lambert, who was appointed Chairman effective July 1, 2024 following Mr. Brightbill’s retirement. Prior to his appointment as Chairman, Mr. Lambert served as our Lead Independent Director. Mr. Brightbill previously held the combined roles of Chairman and CEO.

Our Corporate Governance Guidelines provide that the Board has the flexibility to decide when the positions of Chairman and CEO should be combined or separated and whether an executive or independent director should be Chairman. In the event the position of Chairman is not held by an independent director, our Corporate Governance Guidelines provide that a lead independent director will be appointed by the independent members of our Board. This approach is designed to allow the Board to choose the most appropriate leadership structure for the Company to serve the interests of the Company and our shareholders at the relevant time. Because Mr. Lambert, our Chairman, qualifies as independent, we no longer have a Lead Independent Director at this time.

The Board believes separating the CEO and Chairman roles at this time is appropriate in light of the CEO transition and will serve the Company well by allowing our new CEO to focus more intensely on the operations and strategy of the Company with increased independent oversight from the Board. Under this arrangement, Mr. Lambert has the opportunity to work closely with Mr. Nelson to set the agenda for Board meetings and to facilitate information flow between the Board and management. The Board will continue to review the appropriateness of this structure periodically or as circumstances and events may require in light of the constantly evolving corporate governance landscape.

BOARD COMMITTEES AND MEMBERSHIP

Our Board has established an Audit Committee, a Compensation and Human Capital Committee, a Nominating and Corporate Governance Committee, and a Strategy Committee. Each of the committees reports to the Board as they deem appropriate, and as the Board may request. The composition, along with the duties and responsibilities of these committees as set forth in the applicable charter, are described below. The Board, with the assistance of the NCG Committee, periodically reviews the standing committees of the Board and, subject to applicable listing rules, evaluates whether to add or disband committees based on Company objectives and priorities. The NCG Committee reviews committee composition annually. The table below sets forth the current membership of each of the committees:

DIRECTOR	AUDIT	COMPENSATION	NCG	STRATEGY
W. Patrick Battle	⸻	⸻	✓	♦
Jaclyn Baumgarten	⸻	⸻	✓	✓
Donald C. Campion †	♦	✓	⸻	⸻
Jennifer Deason †	✓	⸻	⸻	✓
Roch Lambert ◄	✓	⸻	♦	✓
Peter G. Leemputte †	✓	♦	⸻	⸻
Kamilah Mitchell-Thomas	⸻	✓	✓	⸻
Bradley M. Nelson	⸻	⸻	⸻	⸻

◄ Chairman of the Board	♦ Chair	✓ Member	† Audit Committee Financial Expert

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 18

MEMBERS

•
Engaging our independent public accountants
•
Reviewing with the independent public accountants the plans and results of the audit engagement
•
Approving professional services provided by the independent public accountants
•
Reviewing the independence of the independent public accountants
•
Approving the audit and non-audit fees
•
Reviewing the adequacy of our internal controls over financial reporting
•
Reviewing and providing oversight to the Company’s enterprise risk management program and the information technology and cybersecurity risk policies and procedures
Donald C. Campion, Chair Jennifer Deason Roch Lambert Peter G. Leemputte

Number of meetings: 9

Our Board has affirmatively determined that Messrs. Campion, Lambert and Leemputte and Ms. Deason each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 and NASDAQ rules. In addition, our Board has determined that each Audit Committee member is “financially literate” and that Ms. Deason and Messrs. Campion and Leemputte each qualify as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

MEMBERS

•
Determining compensation for our most highly paid employees
•
Determining director compensation
•
Administering our other compensation programs
•
Overseeing the Company's clawback policy
•
Establishing, periodically re-evaluating and, where appropriate, adjusting and administering policies concerning compensation of management personnel
•
Oversight of Social function of ESG matters, including employee safety, training, and development and diversity, equity, and inclusion efforts.
Peter G. Leemputte, Chair Donald C. Campion Kamilah Mitchell-Thomas

Number of meetings: 6

Our Board has affirmatively determined that Messrs. Leemputte and Campion and Ms. Mitchell-Thomas each meet the definition of “independent director” for purposes of serving on a compensation committee under NASDAQ rules.

MEMBERS

•
Assisting our Board in selecting new directors
•
Evaluating the overall effectiveness of our Board
•
Reviewing developments in corporate governance compliance
•
Executive succession planning
•
Oversight of Environmental and Governance function of ESG matters
Roch Lambert, Chair W. Patrick Battle Jaclyn Baumgarten Kamilah Mitchell-Thomas

Number of meetings: 4

Our Board has affirmatively determined that Mses. Baumgarten and Mitchell-Thomas and Messrs. Lambert and Battle each meet the definition of “independent director” for purposes of serving on a nominating committee under NASDAQ rules.

MEMBERS

•
Overseeing the Company’s ongoing strategic planning initiatives
•
Developing and refining a strategic plan that identifies long-term goals and business objectives deemed to be in the Company’s best interests
•
Advising the Company’s executive officers in the identification of significant issues and opportunities facing the Company
•
Assisting such officers with prioritization and growth initiatives
•
Monitoring the progress of the implementation of the strategic plans
•
Identify short-term goals and objectives for the Company’s annual performance
W. Patrick Battle, Chair Jaclyn Baumgarten Jennifer Deason Roch Lambert

Number of meetings: 4

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 19

MEETINGS OF THE BOARD

In addition to a number of informal calls throughout the year, the Board held four official meetings during fiscal 2024. All of our directors attended at least 96% of the total meetings held by the Board and any committee on which the director served during the period of the fiscal year that the director was a member of the Board. We expect that each continuing director will attend the Annual Meeting of shareholders, absent a valid reason.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

We regularly schedule executive sessions in which our independent directors meet without the presence or participation of management. The independent directors met in executive sessions 11 times during fiscal 2024.

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The directors serving on the CHC Committee of the Board during fiscal 2024 were Peter G. Leemputte (Chairman), Donald C. Campion and Kamilah Mitchell-Thomas. None of these individuals is or has at any time during the past year been an officer or employee of ours. During fiscal 2024, none of our executive officers served as a director of any corporation for which any of these individuals served as an executive officer and there were no other CHC Committee interlocks or relationships with the companies with which these individuals or our other directors are affiliated.

HOW WE ARE GOVERNED AND GOVERN

RISK OVERSIGHT

Our Board is responsible for overseeing our risk management. The Board focuses on our general risk management strategy and the most significant risks facing us, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Our Board has delegated to the Audit Committee responsibility with respect to risk assessment and risk management. Pursuant to its charter, the Audit Committee discusses with management and the Company’s independent auditor the Company’s policies with respect to risk assessment and risk management, the Company’s significant financial and cybersecurity risk exposures and the actions management has taken to limit, monitor or control such exposures. Our other committees of the Board will also consider and address risk as they perform their respective committee responsibilities. All committees will report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. We believe that the leadership structure of our Board supports its effective oversight of the Company’s risk management.

DIRECTOR RESIGNATION POLICY

In an uncontested election of directors, if an incumbent director fails to receive the affirmative vote of a majority of the votes cast, he or she must promptly tender an irrevocable offer of resignation to the Board. The Board, upon recommendation by the NCG Committee, will then consider a number of factors in determining whether to accept or reject the resignation, including the director’s contributions to the Company and the reasons he or she did not obtain the requisite shareholder vote.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

The charters of each of the Audit Committee, the CHC Committee, the NCG Committee and the Strategy Committee and our Corporate Governance Guidelines are available in print upon request from our Corporate Secretary and may be accessed on our website at https://investors.mastercraft.com/corporate-governance/highlights.

CODE OF ETHICS AND CONDUCT

We have a Code of Ethics and Conduct, which is applicable to all directors and employees, including our executive and financial officers. The Code of Ethics and Conduct is available on our website at https://investors.mastercraft.com/corporate-governance/highlights and is available in print upon request from our Corporate Secretary. Any amendments to, or waivers of, the Code of Ethics and Conduct will be disclosed on our website promptly following the date of such amendment or waiver.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 20

HOW TO COMMUNICATE WITH US

SHAREHOLDER ENGAGEMENT

Our active investor relations efforts include regular and ongoing engagement with current and potential investors, financial analysts, and the media through conference calls, face-to-face investor meetings, correspondence, conferences, and other events. Our shareholder outreach and engagement program is designed to ensure that management and the Board understand, consider, and address the issues that matter most to our shareholders. As a result of our outreach, we have had discussions with shareholders who collectively own nearly 50 percent of the shares outstanding, through conference calls, virtual non-deal roadshows, and conferences over the past year.

COMMUNICATIONS WITH THE BOARD

Any interested parties who have concerns that they wish to make known to the Company’s non-management directors, should send any such communication to the Board as a group or the non-management directors as a group in care of the Company’s registered office at 100 Cherokee Cove Drive, Vonore, Tennessee 37885 to the attention of our Corporate Secretary or send an email to the Board as a group or the non-management directors as a group to investorrelations@mastercraft.com. Our Corporate Secretary will review all written and emailed correspondence received from shareholders and other interested parties and forward such correspondence periodically to the directors. Advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to the directors.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 21

HOW WE ARE PAID

DIRECTOR COMPENSATION

The following table sets forth information concerning the fiscal 2024 compensation of our non-employee directors that served during the period from July 1, 2023 through June 30, 2024:

NAME	FEES EARNED OR PAID IN CASH ($)	RESTRICTED STOCK AWARDS ($)	OTHER ($)[1]	TOTAL($)
W. Patrick Battle	87,500	90,000	—	177,500
Jaclyn Baumgarten	80,000	90,000	5,276	175,276
Donald C. Campion	102,500	90,000	2,305	194,805
Jennifer Deason	85,000	90,000	919	175,919
Roch Lambert	122,500	90,000	5,301	217,801
Peter G. Leemputte	97,500	90,000	538	188,038
Kamilah Mitchell-Thomas	82,500	90,000	—	172,500

(1)
The amounts in this column reflect imputed income for boat usage. Each of our Non-Employee Directors is provided the opportunity to use MasterCraft Boat Holdings, Inc. brand boats and trailers in order to better understand the quality, features, components, operation, etc. of our products, and to aid in the product development and portfolio strategy, while minimizing the cost to the Company. Directors are provided with use of boats at no charge, but are responsible for paying all insurance, maintenance, fuel and other fees, costs and charges (other than registration or use fees and taxes) related to their operation.

In fiscal 2024, non-management members of the Board received a $70,000 annual retainer related to their Board duties and responsibilities, which is paid in advance in four equal quarterly installments of $17,500 each. Additionally, there was a $25,000 annual retainer for serving as our Lead Independent Director, also paid in four equal quarterly installments. Beginning in 2025, in connection with Mr. Lambert's appointment as Chair, the Chair will be entitled to a $65,000 annual retainer. Furthermore, the Board, at the recommendation of the CHC Committee, approved a grant of restricted stock with a grant date fair market value of $40,000 to Mr. Lambert, which was granted on July 1, 2024. We also reimburse directors for their out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof.

Directors also receive an additional annual retainer for each committee on which they serve, paid in four equal installments. Each Audit Committee member receives a $10,000 annual retainer. Additionally, there is a $15,000 annual retainer for serving as the chairman of the Audit Committee. Each CHC Committee member receives a $7,500 annual retainer. Additionally, there is a $10,000 annual retainer for serving as the chairman of the CHC Committee. Each NCG Committee member receives a $5,000 annual retainer. Additionally, there is a $7,500 annual retainer for serving as the chairman of the NCG Committee. Each Strategy Committee member receives a $5,000 annual retainer. Additionally, there is a $7,500 annual retainer for serving as the chairman of the Strategy Committee. Committee fees for fiscal 2024 will remain the same.

Under the director compensation policy, each director may elect to receive all of his or her annual retainers in the form of common stock (in lieu of cash). Each non-employee director is also eligible to participate in our boat usage and testing program and may therefore receive certain additional benefits that we categorize as compensation for purposes of calculating a director’s compensation in this Proxy Statement.

Pursuant to the director compensation policy in effect during fiscal 2024, we also granted an annual award of restricted stock with a grant date fair value of $90,000 to each non-employee director who received cash compensation. The terms of each restricted stock award are set forth in a written award agreement between each director and us, which we intend will generally provide for vesting after one year of continued service as a director, prorated as necessary to account for changes in service on the Board, subject, in either case, to acceleration upon a change of control. Directors elected or appointed, or those who leave service on the Board mid-quarter will receive a prorated portion of the annual retainer and the annual award, in each case adjusted to reflect his or her period of service.

Under the director compensation policy, the aggregate amount of cash and equity compensation that may be paid or granted to any non-employee director during any calendar year may not exceed $500,000, subject to limited exceptions. We have adopted a director stock ownership policy encouraging directors to hold shares of our common stock with a value equal to four times his or her annual cash retainer fee (exclusive of any committee retainers). All our directors have achieved the ownership threshold as of the date of this proxy, except two who have a short tenure on our board.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 22

OUR AUDITORS

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) to audit our consolidated financial statements for the year ending June 30, 2024 and to prepare a report on this audit. A representative of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by shareholders.

We are asking our shareholders to ratify the appointment of Deloitte as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our shareholders for ratification because we value our shareholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Information regarding fees paid to Deloitte during fiscal 2024 and fiscal 2023 is set out below in “Fees Billed by Independent Registered Public Accounting Firm.”

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that you vote "FOR" the ratification of the appointment of Deloitte as our independent registered public accounting firm.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 23

AUDIT RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for, among other things, reviewing with Deloitte, our independent registered public accounting firm for fiscal 2024, the scope and results of their audit engagement. In connection with the audit for fiscal 2024, the Audit Committee has:

•
reviewed and discussed with management the audited financial statements of MasterCraft to be included in our Annual Report on Form 10-K for fiscal 2024;
•
discussed with Deloitte the matters required by the statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•
received the written disclosures and letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte their independence.

Management is primarily responsible for the Company’s financial reporting process (including its system of internal control) and for the preparation of the consolidated financial statements of the Company in accordance with generally accepted accounting principles (“GAAP”). Deloitte is responsible for auditing those financial statements and issuing an opinion on whether the audited financial statements conform with GAAP and for auditing the effectiveness of the Company’s internal control over financial reporting and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of Deloitte included in their report to the financial statements of the Company.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

Submitted by the Audit Committee:

Donald C. Campion, Chair

Jennifer Deason

Roch Lambert

Peter G. Leemputte

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 24

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table sets forth the aggregate fees billed by Deloitte, the Company’s independent registered accounting firm, during fiscal 2024 and fiscal 2023:

DELOITTE	FISCAL 2024 ($)	FISCAL 2023 ($)
Audit Fees(1)	1,024,000	965,000
All other Fees(2)	1,895	1,895

(1)
Audit fees represent fees billed or accrued for professional services and related expenses rendered for the audit of MasterCraft Boat Holdings, Inc.’s annual financial statements, review of the interim condensed consolidated financial statements included in quarterly filings, and the evaluation and reporting on the effectiveness of the Company’s internal controls over financial reporting, along with services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.
(2)
Other fees billed by Deloitte are for access to Deloitte's accounting research tools and subscription services.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to engage and terminate our independent registered public accounting firm, to pre-approve the performance of all audit and permitted non-audit services provided to us by our independent registered public accounting firm in accordance with Section 10A of the Exchange Act, and to review with our independent registered public accounting firm their fees and plans for all auditing services. All fees paid to Deloitte were pre-approved by the Audit Committee and there were no instances of waiver of approval requirements or guidelines.

The Audit Committee considered the provision of non-audit services by the independent registered public accounting firm and determined that provision of those services was compatible with maintaining auditor independence.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 25

OUR LEADERSHIP

EXECUTIVE OFFICERS

Bradley M. Nelson serves as a director and as an executive officer. His business experience is discussed above in “Proposal 1—Election of Directors.” The other executive officers as of the date of this Proxy Statement are:

Age: 65 Executive Officer since: 2012

Mr. Oxley was appointed as our Chief Financial Officer in 2012 and prior to that, he served as Vice President of Business Performance from 2007 until 2012. Mr. Oxley has 34 years of experience in the boating industry, including 18 years with the Company, following 16 years with Brunswick Corporation (“Brunswick”). Prior to joining the Company, Mr. Oxley was the Chief Financial Officer of Brunswick’s Freshwater Boat Group from 2004 to 2006, the Chief Financial Officer of Brunswick’s Sea Ray Boat Group from 2002 to 2004, and the Chief Financial Officer of Baja Marine Corporation (a division of Brunswick) from 1998 to 2002. Mr. Oxley was also the Director of Budgeting at the Sea Ray Boats Division from 1990 to 1998. Before Brunswick, he was a Senior Auditor at Arthur Andersen LLP. Mr. Oxley received his B.S. in Accounting from the University of Tennessee in 1981 and is a Certified Public Accountant (inactive).

Age: 44 Executive Officer since: 2020

Mr. Steinbarger was appointed as President of the Pontoon Group in August 2023. Prior to becoming President, Mr. Steinbarger served as our Chief Revenue Officer since February 2020, holding primary responsibility for developing and communicating growth strategies, sales & marketing, corporate development and investor relations activities. From May 2018 to February 2020, he served as our Vice President of Business Development. Prior to joining the Company, Mr. Steinbarger was a Senior Vice President of Investment Banking at Raymond James. While at Raymond James, he was responsible for advising companies across a range of industries on capital markets, mergers & acquisitions, and debt financing transactions, including the recreational products sector. Mr. Steinbarger received his M.B.A. from the Crummer Graduate School of Business at Rollins College, and graduated with a B.S. in Accounting from the University of Central Florida.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 26

PROPOSAL 3—VOTE TO APPROVE THE SECOND AMENDED AND RESTATED MASTERCRAFT 2015 INCENTIVE AWARD PLAN

We are requesting shareholders to approve the Second Amended and Restated MasterCraft 2015 Incentive Award Plan (the “Restated Incentive Plan”) to amend and restate our Amended and Restated 2015 Award Plan (the "Existing Incentive Plan"). The Restated Incentive Plan authorizes the issuance in the aggregate of up to 1,198,175 shares of common stock, subject to adjustment, in the form of awards of performance awards, restricted shares, restricted stock units (“RSUs”), stock options, stock appreciation rights (“SARs”) and other share-based awards.

Subject to the approval of our shareholders, the Restated Incentive Plan will become effective as of October [•], 2024 and will amend and restate the Existing Incentive Plan. No awards can be made under the Restated Incentive Plan until it is approved by our shareholders. The Restated Incentive Plan will continue in effect until terminated by our Board but in no event may awards be granted under the Restated Incentive Plan after the 10th anniversary of the approval date that it is approved by our shareholders. If the Restated Incentive Plan is not approved by our shareholders, the Existing Incentive Plan will remain in effect until its scheduled termination on May 29, 2025.

KEY COMPENSATION PLAN

The Restated Incentive Plan is a key component of our continuing program of key executive incentive compensation. The Restated Incentive Plan is designed to benefit the Company and its shareholders by attracting and retaining the best executive talent, motivating management and aligning their interests with shareholders.

•
Performance-based awards are the primary element of long-term compensation for our NEOs and are the linchpin of our pay for performance philosophy, as discussed in the Compensation Discussion and Analysis beginning on page 33.
•
Performance-based awards focus management’s efforts on long and short-term performance, including net sales, Adjusted EBITDA, aligning management and shareholder interests.
•
Our restricted stock awards program has been highly selective and has been an important management succession planning and retention tool.
•
Currently, these programs are authorized under our Existing Incentive Plan.

BOARD CONSIDERATIONS AND DETERMINATION IN THE ADOPTION OF THE RESTATED INCENTIVE PLAN

Our Board believes that the Restated Incentive Plan will enable us to continue to attract, retain and motivate talented individuals who will help achieve our strategic objectives. The Restated Incentive Plan is intended to amend and restate our Existing Incentive Plan, which was adopted by our Board in July 2015 and approved by our shareholders thereafter in connection with our initial public offering. In light of the impending expiration of our Existing Incentive Plan, on May 29, 2024, our Board adopted the Restated Incentive Plan, subject to approval by the shareholders. If the Restated Incentive Plan is not approved by our shareholders, we may continue to issue awards under our Existing Incentive Plan until it expires. However, we believe that if the Restated Incentive Plan is not approved, our ability to attract and retain the necessary talent to compete in our industry and achieve our goals will be significantly diminished. In addition, if the Restated Incentive Plan is not approved at the Annual Meeting, we would need to seek approval from our shareholders for a new equity incentive plan at a special meeting prior to our 2025 annual meeting of shareholders, which would increase costs and would be a distraction from our management team’s execution of our business goals.

As of August 30, 2024, there were 848,175 shares of our common stock reserved and available for future awards under the Existing Incentive Plan and approximately 106,600 shares of common stock subject to outstanding awards under the Existing Incentive Plan. The Restated Incentive Plan will authorize the issuance in the aggregate of up to 1,198,175 shares of common stock, which is equal to the number of shares available for issuance under the Existing Incentive Plan, plus an additional 350,000 shares. Our Board believes that the additional 350,000 shares that would be authorized under the Restated Incentive Plan, together with the remaining 848,175 shares available under the Existing Incentive Plan, will be sufficient for us to continue our equity compensation program for approximately four years. However, there can be no certainty as to the future use of shares under the Restated Incentive Plan (assuming it is approved by shareholders), because awards under the Restated Incentive Plan are discretionary, we may grant a different mix of equity awards than in the past, and other factors, such as the price of our common stock, may affect the rate at which shares are used under the Restated Incentive Plan.

The Restated Incentive Plan design and terms were reviewed by the CHC Committee along with its independent compensation consultant. In recommending that our Board adopt the Restated Incentive Plan, the CHC Committee considered our historical and expected usage of equity compensation (also referred to as burn rate), the number of shares remaining for awards under the Existing Incentive Plan, potential dilution from the Restated Incentive Plan, the importance of continuing the Company’s long-standing successful

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 27

compensation program, the number of shares relative to our peers and anticipated grant practices, and the potential effect of the Restated Incentive Plan on our shareholders.

KEY FEATURES OF THE RESTATED INCENTIVE PLAN

Important features of the Restated Incentive Plan include:

•
No Discounted Stock Options or Stock Appreciation Rights (SARs).Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•
Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including by a cash repurchase of “underwater” awards.
•
No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the Restated Incentive Plan.
•
No Single-Trigger Change of Control Vesting. If awards granted under the Revised Incentive Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.
•
No Tax Gross-Ups. The Revised Incentive Plan does not provide for any tax gross-ups.
•
Awards Subject to Clawback Policy. Awards under the Revised Incentive Plan will be subject to any compensation recoupment policy that the company may adopt from time to time.
•
Dividends on Unvested Awards Subject to Forfeiture. The Revised Incentive Plan provides that any dividends or dividend equivalents on unvested awards will be subject to the same vesting conditions as the underlying award, and will be forfeited if the underlying award is forfeited.

The complete text of the Restated Incentive Plan is set forth as Appendix B to this proxy statement. The following summary of certain provisions of the Restated Incentive Plan is qualified by reference to the Restated Incentive Plan’s text.

ELIGIBILITY AND ADMINISTRATION

Our employees, consultants, and non-employee directors, and employees, consultants, and non-employee directors of our affiliates are eligible to receive awards under the Restated Incentive Plan. While all employees of the Company are potentially eligible to receive awards under the Restated Incentive Plan, the Company has historically granted awards under its long-term incentive plans to a more limited group of approximately 35 employees, consultants and non-employee directors.

The Restated Incentive Plan is administered by our Board with respect to awards to non-employee directors and by our CHC Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under “”Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions. The plan administrator sets the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration conditions.

LIMITATION ON AWARDS AND SHARES AVAILABLE

An aggregate of 1,198,175 shares of our common stock are available for issuance under awards granted pursuant to the Restated Incentive Plan, which shares may be authorized but unissued shares, or shares purchased in the open market. If an award under the Plan is forfeited, expires, or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration, or cash settlement, be used again for new grants under the Restated Incentive Plan. However, the following shares may not be used again for grants under the Restated Incentive Plan: (1) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award; (2) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options.

Awards granted under the Restated Incentive Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Restated Incentive Plan. The maximum number of shares of our common stock that may be subject to one or more awards granted to any person pursuant to the Restated Incentive Plan during any calendar year is 175,000 and the maximum amount that may be paid in cash under an award pursuant to the Plan to any one participant during any calendar year period

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 28

is $3,000,000. Further, the maximum aggregate grant date fair value of awards granted to any non-employee director during any fiscal year is $500,000.

AWARDS

The Restated Incentive Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”) restricted stock, dividend equivalents, stock payments, RSUs, deferred stock, deferred stock units, performance awards, SARs, and cash awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Incentive Plan. Certain awards under the Restated Incentive Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the U.S. Internal Revenue Code of 1986 (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•
Stock Options. Stock options provide for the right to purchase shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute options granted in connection with a corporate transaction if such substitution complies with Section 409A of the Code. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.
•
SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction if such substitution complies with Section 409A of the Code) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.
•
Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.
•
Stock Payments, Other Incentive Awards, and Cash Awards. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees, or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to, or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.
•
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed, or expires, as determined by the plan administrator. Dividend equivalents may not be paid on awards granted under the Restated Incentive Plan subject to the same vesting conditions as an underlying award unless and until such vesting conditions have been satisfied and such awards have vested.
•
Deferred Stock Awards. Deferred stock awards represent the right to receive shares of our common stock on a future date. The Restated Incentive Plan provides that deferred stock may not be sold or otherwise hypothecated or transferred until issued. Deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied and the shares are issued. Deferred stock awards generally will be forfeited, and the underlying shares of deferred stock will not be issued, if the applicable vesting conditions and other restrictions are not met.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 29

•
Deferred Stock Units. Deferred stock units will be awarded to any eligible individual selected by the administrator, typically without payment of consideration, but may be subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Each deferred stock unit entitles the holder thereof to receive one share of common stock on the date the deferred stock unit becomes vested or upon a specified settlement date thereafter. The Restated Incentive Plan provides that, like deferred stock, deferred stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire and the shares of stock underlying the deferred stock units are issued. Unlike deferred stock, deferred stock units may provide that shares of stock underlying the deferred stock units will not be issued until a specified date or event following the vesting date. Recipients of deferred stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the shares underlying the award have been issued to the holder.
•
Performance Awards. Performance awards will be granted by the administrator in its discretion to eligible participants. Generally, these awards will be based upon specific performance targets and will be paid in cash or in common stock or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon the value of our common stock and bonuses that may be granted by the administrator on an individual or group basis and which may be payable in cash or in common stock or in a combination of both.

For purposes of the Restated Incentive Plan, one or more of the following performance criteria, among other criteria, may be used in setting performance goals applicable to other performance awards: (1) net earnings or losses (either before or after one or more of the following: (a) interest, (b) taxes, (c) depreciation, (d) amortization, (e) non-cash equity-based compensation expense, and (f) other non-cash, one-time or non-recurring items); (2) gross or net sales or revenue; (3) revenue growth or product revenue growth; (4) net income (either before or after taxes); (5) adjusted net income; (6) operating earnings or profit (either before or after taxes); (7) cash flow (including, but not limited to, operating cash flow and free cash flow); (8) return on assets or net assets; (9) return on capital (or invested capital) and cost of capital; (10) return on shareholders’ equity; (11) total shareholder return; (12) return on sales; (13) gross or net profit or operating margin; (14) costs, reductions in costs, and cost control measures; (15) funds from operations or funds available for distributions; (16) expenses; (17) working capital; (18) earnings or loss per share; (19) adjusted earnings per share; (20) price per share of and dividends with respect to common stock or appreciation in and/or maintenance of such price or dividends; (21) economic value added models or similar metrics; (22) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (23) implementation or completion of critical projects or processes; (24) sales, unit volume, or market share; (25) dealer inventory levels or turns; (26) licensing revenue; (27) brand recognition/acceptance; (28) inventory turns or cycle time and supply chain achievements (including, without limitation, establishing relationships with manufacturers or suppliers of component materials and manufacturers of the our products); (29) strategic initiatives (including, without limitation, with respect to market penetration and spending efficiency, geographic business expansion, manufacturing, commercialization, production and productivity, customer satisfaction and growth, employee satisfaction, recruitment and maintenance of personnel, human resources management, supervision of litigation and other legal matters, information technology, strategic partnerships and transactions (including acquisitions, dispositions, joint ventures, and in-licensing and out-licensing of intellectual property), establishment of or growth in relationships with dealers or other commercial entities with respect to the marketing, distribution and sale of our products, factoring transactions, research and development and related activity, financial or other capital raising transactions, operating efficiency, and asset quality); (30) financial ratios (including, without limitation, those measuring liquidity, activity, profitability, or leverage); (31) debt levels or reduction; (32) sales-related goals; (33) comparisons with other stock market indices; (34) quality control or quality performance; and (35) rate of new product introduction, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

CERTAIN TRANSACTIONS

The plan administrator has broad discretion to take action under the Restated Incentive Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Restated Incentive Plan and outstanding awards. In the event of a change in control of the our company (as defined in the Restated Incentive Plan), to the extent that the surviving entity declines to continue, convert, assume, or replace outstanding awards, then the administrator may cause any or all of such awards to become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate in exchange for cash, rights or property or become fully vested and exercisable immediately prior to the consummation of such change in control and cause all forfeiture restrictions on any or all of such award to lapse. Individual award agreements may provide for additional accelerated vesting and payment provisions.

FOREIGN PARTICIPANTS, CLAW-BACK PROVISIONS, TRANSFERABILITY, AND PARTICIPANT PAYMENTS

The plan administrator may modify award terms, establish sub plans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 30

of the United States. All awards will be subject to reduction, cancellation, forfeiture and recoupment to the extent necessary to comply with any clawback, recovery, recoupment or other similar policy adopted by the Company or required to adopted by the Company pursuant applicable law (“Clawback Policy”). In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate. By accepting an award, a participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations, and the laws of descent and distribution, awards under the Restated Incentive Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price, and purchase price obligations arising in connection with awards under the Restated Incentive Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order,” or such other consideration as it deems suitable.

PLAN AMENDMENT AND TERMINATION

Our board of directors may amend or terminate the Restated Incentive Plan at any time; however, except in connection with certain changes in our capital structure, shareholder approval will be required for any amendment that increases the number of shares available under the Restated Incentive Plan, “reprices” any stock option or SAR or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares, or such other action that requires approval of the Company’s shareholders under applicable law. No award may be granted pursuant to the Restated Incentive Plan after the 10th anniversary of the date on which our shareholders approve the Restated Incentive Plan.

NEW BENEFITS UNDER THE RESTATED INCENTIVE PLAN

No awards have been granted yet under the Restated Incentive Plan. The Board, upon considering recommendations of the CHC Committee, will grant future awards at its discretion. We cannot determine the number of awards that may be granted in the future but the number will not exceed the amount approved by shareholders.

Accordingly, in lieu of providing information regarding benefits that will be received under the Restated Incentive Plan, the following table provides information concerning the awards that were granted during fiscal year 2024.

EXISTING INCENTIVE PLAN
NAME AND POSITION	2024 RSA VALUE ON GRANT DATE ($)	2024 PSU VALUE ON GRANT DATE ($)	NUMBER OF RSAs GRANTED	NUMBER OF PSUs GRANTED
BRADLEY M. NELSON, CEO and Director	1,000,002	—	45,496	—
FREDERICK A. BRIGHTBILL, Former CEO and Chairman of the Board	725,012	725,012	34,426	34,426
TIMOTHY M. OXLEY, Chief Financial Officer, Treasurer and Secretary	191,520	191,520	9,094	9,094
GEORGE STEINBARGER, President, Pontoon Group	389,389	89,379	18,237	4,244
STEPHAN CLOUTIER, Former President, Aviara	70,003	70,003	3,324	3,324
All current executive officers as a group	2,375,926	1,075,914	110,577	51,088
All current directors who are not executive officers as a group	758,047	748,026	35,941	35,467
All employees, including all current officers who are not executive officers as a group	1,498,204	748,026	71,129	35,467

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that you vote "FOR" the approval of the Second Amended and Restated MasterCraft Incentive Award Plan.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 31

OUR PAY

PROPOSAL 4—ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (SAY-ON-PAY VOTE)

In accordance with Section 14A of the Exchange Act, which was amended pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are asking shareholders to approve a non-binding advisory resolution our executive compensation as reported in this Proxy Statement. At our 2023 annual meeting, we received approximately 99.0% approval on our advisory vote on the compensation of the named executive officers.

As described above in this Proxy Statement, our executive compensation program is designed to motivate the Company’s named executive officers to create long-term value for our shareholders and is heavily weighted towards both short and long-term performance-based compensation.

We urge shareholders to read the “Compensation Discussion and Analysis” section, which describes in more detail our executive compensation objectives and the key elements of our executive compensation program. The CHC Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers set forth under “Compensation Discussion and Analysis”, including Summary Compensation Table and the related compensation tables and narratives in the Proxy Statement for the 2024 Annual Meeting of Shareholders.

This proposal to approve the compensation paid to our named executive officers is advisory only and will not be binding on the Company, the Board of Directors or the CHC Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board of Directors or the CHC Committee. However, the CHC Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The non-binding advisory vote on the compensation of our named executive officers will occur on an annual basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board recommends that you vote "FOR" the advisory resolution approving the compensation of our named executive officers.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 32

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

•
The compensation program reflects the CHC Committee’s performance-oriented philosophy.

Approximately 50% of our CEO’s target pay, and approximately 37% of our other named executive officers’ target pay, is strictly performance based.

•
Fiscal 2024 overview

On a consolidated basis, net sales was $366.6 million and Adjusted EBITDA was $32.9 million. Our annual incentive program reflected our financial performance, and when considering strategic and segment-specific metrics, resulted in payouts of between 15% and 25% of target for our named executive officers.

•
Returned Capital to Shareholders.

We completed share repurchases of $16.3 million during the fiscal year, while reducing debt by $4.5 million.

INTRODUCTION

This Compensation Overview provides a discussion of our executive compensation program, together with a description of the material factors underlying the decisions that resulted in the compensation provided to our named executive officers, as presented in the tables which follow this discussion.

The Company’s named executive officers and positions held during fiscal 2024 are set forth below:

BRADLEY M. NELSON(1)	FREDERICK A. BRIGHTBILL(2)	TIMOTHY M. OXLEY	GEORGE STEINBARGER	STEPHAN CLOUTIER(3)

Chief Executive	Former Chief Executive	Chief Financial	President, Pontoon	Former President,
Officer and Director	Officer and Chairman	Officer, Treasurer	Group	Aviara
	of the Board	and Secretary

(1)
Mr. Nelson was appointed CEO in March 2024
(2)
Mr. Brightbill retired as CEO and Chairman of the Board in March 2024 and June 2024, respectively.
(3)
Mr. Cloutier left the Company in December 2023.

This discussion contains statements regarding our performance targets and goals, with respect to performance metrics including Net Sales, Adjusted EBITDA, and Strategic Metrics. These targets and goals are disclosed in the limited context of our compensation program and should not be understood to be statements of management’s expectations or estimates of financial results or other guidance. We specifically caution investors not to apply these statements to other contexts. Adjusted EBITDA is a non-GAAP financial measure. See “Appendix A—Reconciliation of Non-GAAP Measures” below for a reconciliation of Adjusted EBITDA to the most directly comparable financial measures presented in accordance with GAAP. Strategic Metrics are the Company’s goals to align executives and provide an ongoing mechanism to monitor progress toward these performance measures, and include market share attainment and consumer satisfaction index (“CSI”) scores for each of our reporting segments.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is designed to facilitate high performance and generate results that will create value for us and our shareholders. The key objectives of our executive compensation program are as follows:

•
Pay for performance.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 33

•
Reward our executives with equity in the Company in order to align their interests with the interests of our shareholders and allow our executives to share in our shareholders’ success.
•
Create a high-performance culture and maintain morale.
•
Attract, motivate and retain top executive talent.

Our CHC Committee and Board review and approve our executive compensation program, and maintain the discretion to adjust awards and amounts paid to our executive officers as they deem appropriate. In evaluating and approving executive compensation, the CHC Committee and Board consider a variety of factors, including significant acquisitions, changes in our business strategy, performance expectations for the Company, external market data, actual performance of the Company, and individual executive performance.

COMPENSATION BEST PRACTICES

☑	Strong emphasis on performance-based compensation, with a significant portion of named executive officers’ overall compensation tied to objective Company performance measures	☑	Rigorous measures tied to Company Net Sales, Adjusted EBITDA, relative Total Shareholder Return and Cumulative Adjusted EPS
☑	Aggressive annual Net Sales and Adjusted EBITDA targets	☑	CHC Committee composed solely of independent directors
☑	Appropriate mix of short-term and long-term incentives	☑	Additional rigorous strategic goals considered for each executive
☑	Annual limits for cash incentives for named executive officers financial (200% of Target) and strategic performance (150% of Target) metrics	☑	Meaningful stock ownership guidelines for certain executive officers and directors
☑	Robust Nasdaq-compliant clawback policy for incentive cash and equity compensation paid to our executive officers	☑	CHC Committee advised by third-party advisors including independent compensation consultant WTW

☒	Provide incentives that encourage excessive executive risk-taking	☒	Allow hedging or short sales
☒	Gross up excise taxes that may become due upon a change in control	☒	Guarantee incentive awards for executives

SAY-ON PAY VOTE AND SHAREHOLDER ENGAGEMENT

The say-on-pay vote will be held on an annual basis. At our 2023 annual meeting, we received 99.0% approval of the “say-on-pay” proposal. With shareholder support of our 2023 pay practices, the CHC Committee applied the same overall principles to determine the amounts and types of executive compensation for 2024.

Our shareholder outreach and engagement program is designed to ensure that management and the Board understand, consider, and address the issues that matter most to our shareholders. We have had discussions with shareholders who collectively own nearly 50 percent of the shares outstanding, through conference calls, virtual non-deal roadshows, and conferences over the past year.

The CHC Committee will continue to monitor best practices, future advisory votes on executive compensation and other shareholder feedback to guide it in evaluating our named executive officer compensation program. The CHC Committee invites our shareholders to communicate any concerns or opinions on executive pay directly to our Board. Please refer to “Corporate Governance – How to Communicate with Us – Communications with the Board” for information about communicating to our Board.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 34

ELEMENTS OF OUR COMPENSATION PROGRAM

The primary elements of our fiscal 2024 executive compensation structure are base salary, annual bonuses, equity incentive awards and certain employee benefits. Each principal element of our executive compensation program for fiscal 2024 along with the objectives of each element are summarized in the following table and described in more detail below.

COMPENSATION ELEMENT	BRIEF DESCRIPTION	OBJECTIVES
BASE SALARY	➣ Fixed compensation	➣ Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives
ANNUAL BONUSES: SHORT TERM INCENTIVE COMPENSATION	➣ Variable, performance-based cash compensation earned based on achieving pre-established annual goals
➣
Motivate executives to achieve or exceed our current-year financial goals and strategic objectives and reward them for their achievements
➣
Aid in retention of key executives in a highly competitive market for talent

LONG TERM EQUITY INCENTIVE AWARDS	➣ Variable, equity-based compensation to promote achievement of longer-term goals
➣
Align executives’ interests with those of our shareholders and encourage executive decision-making that maximizes growth and value creation over the long-term
➣
Aid in retention of key executives and ensure continuity of management in a highly competitive market for talent

EMPLOYEE BENEFITS AND PERQUISITES	➣ Participation in all broad-based employee health and welfare programs and retirement plans ➣ Allow usage of a Company-owned boat
➣
Aid in retention of key executives in a highly competitive market for talent by providing overall benefits package competitive with industry peers
➣
Familiarize executives with the functionality and quality of current model year boats

TERMS OF EMPLOYMENT

We currently do not maintain employment agreements, severance or change in control agreements with any of our named executive officers. For Mr. Nelson and for Mr. Brightbill and Mr. Cloutier prior to their departure, the basic terms of their employment such as salary, bonus, incentive awards and benefits are or were set forth in an offer letter. There are no similar arrangements for Messrs. Oxley and Steinbarger. These offer letters do not provide for specific rights upon termination or change in control. All rights relating to accelerated vesting of equity awards upon termination or change in control are set forth in the LTIP or applicable award agreement. For a discussion of the offer letters, see “Offer Letters with our Named Executive Officers.” For a discussion regarding potential payments upon termination or change in control, see “Potential Payments upon Termination or Change in Control.”

On March 1, 2024, we entered into a retirement and consulting agreement (the “Retirement and Consulting Agreement”) with Mr. Brightbill, effective March 1, 2024, under which he remained an employee of the Company until June 30, 2024 and serve as a consultant to the Company from July 1, 2024 until June 30, 2025 (the “Consulting Period”). During the Consulting Period, Mr. Brightbill will be tasked with providing strategic advice and support to ensure a smooth transition, advising on historical matters and such other activities as may be requested from time to time by the Board. In exchange for these services, Mr. Brightbill will be entitled to the following: (i) continuation of his existing base salary ($725,000 per annum) through the end of the Consulting Period; (ii) continued vesting of all outstanding equity incentive awards; and (iii) continuation of certain other benefits through the end of the Consulting Period. Mr. Brightbill will not receive any new equity incentive awards or be entitled to any additional compensation. The Retirement and Consulting Agreement also contains customary general release of claims and various restrictive covenants, including non-competition, non-solicitation and confidentiality.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 35

STRUCTURE OF OUR COMPENSATION PROGRAM

Our compensation program is structured to be reasonable in magnitude of total opportunity, largely performance-based, and majority equity-oriented.

CEO TARGET COMPENSATION OPPORTUNITY	NEO TARGET COMPENSATION OPPORTUNITY

BASE SALARY

The base salary component of executive officer compensation is intended to provide a competitive, stable level of minimum compensation to each officer commensurate with the executive’s role, experience and duties. The CHC Committee reviews and approves base salaries for our named executive officers based on several factors, including the individual’s experience, responsibilities, performance, expected future contribution, our expected financial performance and salaries of similarly situated executives of our public peers.

The base salaries for our named executive officers were established based on an evaluation of the factors described above, our desire to reward and retain the key executives who we believe are instrumental to our success, and the competitiveness of base salaries based upon a review of publicly available data for our competitors.

NAMED EXECUTIVE OFFICER	BASE SALARY ($)
Bradley M. Nelson	645,000
Frederick A. Brightbill(1)	725,000
Timothy M. Oxley	383,000
George Steinbarger	325,000
Stephan Cloutier(2)	280,000

(1)
Mr. Brightbill retired from his roles as CEO and Chairman of the Board in March 2024 and June 2024, respectively. The actual base salary received by Mr. Brightbill in fiscal 2024 was $725,000
(2)
Mr. Cloutier left the company in December 2023. The actual base salary received by Mr. Cloutier in fiscal 2024 was $124,923.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 36

ANNUAL BONUS: SHORT TERM CASH INCENTIVE COMPENSATION

The Company has established the Short-Term Incentive Plan (“STIP”) to provide annual cash incentive compensation to our executives. The graphic below illustrates the weighting of the metrics and the calculation of the objective component of the STIP.

Each component of the STIP determined on a segment level basis, and then aggregated to determine the consolidated results. For Messrs. Brightbill, Nelson and Oxley, STIP payouts are based on consolidated results. For Mr. Steinbarger, President of Pontoon Group, and Mr. Cloutier, Former President of Aviara, STIP payouts are based on their respective segment performance.

TARGET ANNUAL CASH INCENTIVE

The target annual cash incentive is expressed as a percentage of each named executive officer’s base salary and is set at the beginning of each year by the CHC Committee. The threshold annual incentive opportunity for each named executive officer ranges from 15 percent to 30 percent of their target opportunity, and the maximum annual incentive opportunity ranges from 95 percent to 190 percent of their target opportunity. The target opportunity for each named executive officer is as follows:

AWARD OPPORTUNITY
NAMED EXECUTIVE OFFICER	BASE SALARY ($)	TARGET ANNUAL INCENTIVE OPPORTUNITY (as a % of base salary)	TARGET ANNUAL INCENTIVE OPPORTUNITY ($)
Bradley M. Nelson	645,000	100%	645,000
Frederick A. Brightbill(1)	725,000	100%	725,000
Timothy M. Oxley	383,000	60%	229,800
George Steinbarger	325,000	50%	162,500
Stephan Cloutier(2)	280,000	50%	140,000

(1)
Mr. Brightbill retired as CEO in March 2024, and was eligible to receive a payout under the 2024 STIP per his Retirement and Consulting Agreement.
(2)
Mr. Cloutier left the company in December 2023, and therefore was not eligible to receive a payout under the 2024 STIP.

The STIP sets a threshold, target, and maximum level for each of these metrics applicable to all executive officers. The targets are set for the year by the CHC Committee based on recommendations from the CEO and the CFO and are communicated to executives at the beginning of each year.

The target criteria and actual fiscal 2024 results for Total Company Net Sales, Adjusted EBITDA, and the strategic metrics, which consist of market share attainment, and CSI scores, are as follows:

		GOAL
METRICS	WEIGHTING	MINIMUM	MAXIMUM	RESULTS	PERCENTAGE PAYOUT ATTAINED	ACHIEVEMENT
FINANCIAL METRICS(1)
Net Sales	24%	$330.0 million	$514.4 million	$366.6 million	12.7%	Between threshold and target
Adjusted EBITDA(2)	36%	$35.6 million	$71.4 million	$32.9 million	— %	Below threshold
Aviara Profitability	20%	$0.0 million	$2.4 million	($7.2) million	— %	Below threshold
STRATEGIC METRICS(3)	20%				12.5%
TOTAL (blended result)	100%				25.2%

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 37

(1)
Financial metrics represent 80% of the bonus opportunity.
(2)
For additional information regarding and reconciliation of this non-GAAP financial measure, see “Appendix A - Reconciliation of Non-GAAP Measures.”
(3)
Strategic metrics represent 20% of the bonus opportunity, equally weighted over market share and CSI attainment. The consolidated results are made up of segment specific targets for each strategic metric.

The table below sets forth the threshold, target and maximum percentages of base salary for awards under the 2024 STIP, together with the achievement and actual bonus levels paid to our named executive officers, based on actual Company and individual results.

	AWARD OPPORTUNITY				BONUS EARNED
NAME	THRESHOLD	TARGET	MAXIMUM	ACHIEVEMENT	% OF TARGET	$
Bradley M. Nelson	30% of base salary	100% of base salary	190% of base salary	25.2%	25.2%	46,313
Frederick A. Brightbill	30% of base salary	100% of base salary	190% of base salary	25.2%	25.2%	182,700
Timothy M. Oxley	15% of base salary	60% of base salary	95% of base salary	25.2%	25.2%	57,910
George Steinbarger(1)	15% of base salary	50% of base salary	95% of base salary	15.0%	15.0%	24,375
Stephan Cloutier(1)	15% of base salary	50% of base salary	95% of base salary	—	—	—

(1)
Calculation is based upon financial and strategic metrics specific to Crest and Aviara.
(2)
Mr. Cloutier left the Company in December 2023, and therefore was not eligible to receive a payout under the 2024 STIP.

LONG-TERM EQUITY INCENTIVE COMPENSATION

Equity awards represent an important component of our named executive officer compensation. We believe long-term incentive awards align the interests of our shareholders and our named executive officers by increasing the proprietary interest of our named executive officers in the Company’s growth and success, advance the Company’s interests by attracting and retaining qualified employees over time and motivate our executives to act in the long-term best interests of our shareholders. In particular, the CHC Committee and the Board feel that one way to align the Company’s strategy with the executive long-term incentive compensation is to tie the awards directly to the Company’s performance.

Long-Term Incentive Plan (“LTIP”) awards are granted to our executive officers annually under our Amended and Restated MasterCraft Boat Holdings, Inc. 2015 Incentive Award Plan. In order to balance performance and retention incentives, during fiscal 2024, LTIP awards consisted of 50% restricted stock awards (“RSAs”) and 50% performance stock units (“PSUs”). The CHC Committee believes that RSAs promote an “ownership” culture, align executives’ interests with those of our shareholders and provide retention incentives for our executive officers, while PSUs act as an additional tool for linking individual interests of our executive officers to those of our shareholders.

RSAs vest annually in equal installments over a three-year period, subject to the executive officer’s continued employment.

Shares subject to PSUs are earned based upon the Company’s performance, over a three-year period, measured by a cumulative adjusted earnings per share, in each case subject to a potential adjustment based upon the application of a total shareholder return (“TSR”) modifier and subject to the executive officer’s continued employment with the Company. The TSR modifier is determined as the percentile ranking of the Company’s total shareholder return as compared to the total shareholder return of the companies represented in the Russell 2000 Index. At the end of the three-year performance period, the CHC Committee determines the actual number of shares the individual will receive based on achievement of the established performance goals and the TSR modifier.

Results for the 2022 – 2024 performance period for awards granted in fiscal 2022 are set forth in the table below.

PERFORMANCE METRIC	TARGET	RESULTS	ACHIEVEMENT
Cumulative Adjusted EPS(1)	$15.12	$10.47	Between threshold and target
Payout %	100.0%	8.8%	Between threshold and target
TSR Modifier		0.93x
Calculated Payout		8.2%

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 38

RELATIVE TSR LEVEL	RELATIVE TSR MODIFIER
25th Percentile or less	-20.0%
50th Percentile	No adjustment
75th Percentile	20.0%

(1)
Three-year cumulative adjusted earnings per share for fiscal 2022, 2023 and 2024.

The table below sets forth the shares earned by our named executive officers in fiscal 2024 for the fiscal 2022–2024 performance period:

NAMED EXECUTIVE OFFICER(1)(2)	SHARES SUBJECT TO PSUs GRANTED IN FISCAL 2022	SHARES EARNED	SHARES EARNED (as a percentage of target)
Frederick A. Brightbill	20,162	1,653	8.2%
Timothy M. Oxley	4,969	407	8.2%
George Steinbarger	2,785	228	8.2%
(1)
Mr. Cloutier is omitted from the table above as all unvested PSUs were forfeited in connection with his departure from the Company in December 2023.
(2)
Mr. Brightbill retired as CEO in March 2024, and was eligible to receive a payout under the 2024 LTIP per his Retirement Agreement.

EMPLOYEE BENEFITS AND PERQUISITES

Our named executive officers receive the standard benefits received by all employees including: health and welfare plans, including, medical, dental, and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance, retirement plans (a 401(k) retirement savings plan), and vacation.

We do not have a defined benefit pension plan or supplemental executive retirement plan. Our named executive officers participate in our various benefit programs, including our 401(k) retirement savings plan discussed below, on the same terms as other employees. The Company does not provide to its named executive officers supplemental executive retirement plans, club memberships or other significant perquisites.

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are generally eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Each of our named executive officers is provided the opportunity to use MasterCraft Boat Holdings, Inc. brand boats and trailers in order to better understand the quality, features, components, operation, etc. of our products, and to aid in the product development and portfolio strategy, while minimizing the cost to the Company. Named executive officers are provided with use of the boat at no charge, but are responsible for paying all insurance, maintenance, fuel and other fees, costs and charges (other than registration for use fees and taxes) related to their operation of the boat.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

Our CHC Committee believes that to attract, motivate and retain talented, high-caliber executive officers, we need to provide annual compensation, including cash and equity-based incentives, that is competitive, yet aligns with the interests of our shareholders. Pay-for-performance will continue to be a priority, both through Company financial and market performance, as well as long-term growth and strategic objective attainment.

ROLE OF OUR COMPENSATION AND HUMAN CAPITAL COMMITTEE

The CHC Committee is responsible for approving our executive compensation design, philosophy and overall programs for our named executive officers, which include:

•
Determining annual and long-term performance goals;
•
Setting target compensation;
•
Designing incentive compensation programs;

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 39

•
Determining payouts against performance;
•
Reviewing and approving on-going compensation and benefits components; and
•
Evaluating and approving equity awards.

The CHC Committee acts independently, but works closely with our Board, our executive management team and our independent compensation consultant WTW in its decision-making process.

ROLE OF OUR EXECUTIVE MANAGEMENT TEAM

To the extent requested, our executive management team provides input on matters to the CHC Committee as it evaluates, designs and implements our executive compensation program. Our CEO provides recommendations regarding compensation matters with respect to the executive team, but not with respect to his own compensation. The CHC Committee carefully reviews these recommendations, absent any members of the management team, and consults with the independent compensation consultant WTW before making final determinations to compensation changes. We believe this process ensures that our executive compensation program effectively aligns with our overall executive compensation philosophy and interests of our shareholders.

INDUSTRY PEER GROUP

Management and the CHC Committee, in consultation with WTW, have considered how to best use competitive market data in designing our executive compensation programs. The CHC Committee considered multiple factors, including how such data would be used, whether the data would be aligned with shareholder expectations, the breadth, consistency and reliability of the data and our ability to compete effectively for top executive talent. As a result of this review, our CHC Committee determined to use market data from two sources: published survey data reflecting the durable goods manufacturing industry (“Survey Data”) and a customized industry peer group (the “Custom Peer Group”). Together, these sources enable the CHC Committee to make informed decisions in achieving its compensation objectives.

The Survey Data is based on WTW’s Executive Compensation Survey, which includes approximately 1,000 companies across a broad range of industries. The Survey Data is adjusted, generally through regression analysis, to fit MasterCraft’s revenue scope. The Company did not select the companies that comprise the Survey Data, and the component companies’ identities were not a factor in the analysis. The Survey Data serves as a reliable market reference and is used as the primary source for market compensation data.

The Custom Peer Group is used to provide comparative information for purposes of designing the overall executive compensation program, including design of the STIP and LTIP, and serves as a secondary source for market compensation data for the CEO and CFO positions. The Custom Peer Group is also used for benchmarking our Board of Director compensation program. In developing the Custom Peer Group, the CHC Committee considered both quantitative factors (such as revenue, employee headcount, and market capitalization) and qualitative factors (such as industry focus within the recreation/leisure/marine markets and product engineering complexity). Based upon this review, the CHC Committee selected a custom peer group of 14 companies, shown below.

FISCAL 2024 PEER GROUP
American Outdoor Brands Corporation	MarineMax, Inc.
Callaway Golf Company	Marine Products Corporation
Clarus Corporation	Motorcar Parts of America, Inc.
Fox Factory Holding Corp.	National Presto Industries, Inc.
iRobot Corporation	Nautilus, Inc.
Johnson Outdoors Inc.	Sturm, Ruger & Company, Inc.
Malibu Boats, Inc.	Twin Disc, Incorporated

COMPENSATION GOVERNANCE

EXECUTIVE STOCK OWNERSHIP POLICY

The Company has established stock ownership and retention guidelines in order to further align the long-term interests of our executive officers with those of our shareholders. Our stock ownership guidelines require our CEO and CFO to own shares of the Company’s common stock having an aggregate value equal to six times and three times their respective annual base salaries within five years of being appointed. As of June 30, 2024, our CEO owns 0.9 times his annual base salary and our CFO owns 6.9 times his annual base salary. Mr. Nelson has not achieved the ownership threshold as of the date of this proxy due to his short tenure with the Company.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 40

NO TAX GROSS UPS

We do not make gross up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

None of the named executive officers are entitled to gross-up payments in the event that any payments or benefits provided to her or him by the Company are subject to the golden parachute excise tax under Sections 280G and 4999 of the Internal Revenue Code.

PROHIBITION ON HEDGING AND PLEDGING

We have adopted an insider trading compliance policy, which prohibits the hedging and pledging of our securities by our directors and officers. None of our executive officers or directors holds any of our stock subject to a hedge or pledge. For more information related to our insider trading compliance policy, see "Insider Trading Arrangements and Policies."

CLAWBACK POLICY

The Sarbanes-Oxley Act of 2002 subjects incentive compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of misconduct, with any financial reporting requirement under securities laws. We have adopted a claw-back policy that complies with Nasdaq's new clawback rules promulgated under the SEC's Rule 10D-1. Under this policy, the Company may seek to recover or cause to be forfeited any or all performance-based compensation received by employees and directors of the Company, including all executive officers, in the event of restatement of the Company’s financial statements resulting in whole or in part from the fraud or intentional misconduct of such employees or directors.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 41

REPORT OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE

The CHC Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the CHC Committee recommended to our Board that these disclosures be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Submitted by the CHC Committee:

Peter G. Leemputte, Chair

Donald C. Campion

Kamilah Mitchell-Thomas

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 42

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total compensation awarded to, earned by or paid to the named executive officers for fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022, calculated in accordance with SEC rules and regulations.

YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)
BRADLEY M. NELSON, CEO and Director(3)
2024	186,058	—	1,000,002	—	46,313		54,424	1,286,797
FREDERICK A. BRIGHTBILL, Former CEO and Chairman of the Board
2024	725,000	—	1,450,023	—	182,700	—	21,939	2,379,662
2023	725,000	—	1,450,020	—	543,506	—	20,860	2,739,386
2022	700,000	—	1,050,037	—	721,000	—	20,831	2,491,868
TIMOTHY M. OXLEY, Chief Financial Officer, Treasurer and Secretary
2024	383,000	—	383,039	—	57,910	—	16,129	840,078
2023	370,000	—	370,018	—	138,688	—	15,027	893,733
2022	345,000	—	258,786	—	177,675	—	13,942	795,403
GEORGE STEINBARGER, President, Pontoon Group
2024	325,000	—	478,767	—	24,375	—	17,657	845,799
2023	315,000	—	173,280	—	118,072	—	17,539	505,819
2022	290,000	—	145,043	—	149,350	—	15,294	599,687
STEPHAN CLOUTIER, Former President, Aviara(4)
2024	124,923	—	140,007	—	—	—	84,518	349,448
2023	280,000	—	140,028	—	—	—	7,482	427,510

(1)
Represents the aggregate grant date fair value of RSAs and PSUs awarded in each of the fiscal years indicated above, determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by our named executive officers. These amounts include the value of both annual PSU grants and the Supplemental PSUs granted in July 2020. Because the performance criteria pursuant to the existing PSUs was achieved, all Supplemental PSUs were forfeited, and no Supplemental PSU shares were issued. Information about the assumptions used to value these awards can be found in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K. See “—Share-Based Compensation” for more information about the awards granted in these years. We caution that the amounts reported in the table for equity-related awards and, therefore, total compensation, may not represent the amounts that each named executive officer will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on a number of factors, including Company performance and stock price. For more information on RSAs and PSUs, see “Compensation Discussion and Analysis — Structure of our Compensation Program — Long-Term Equity Incentive Compensation” above.
(2)
The amounts shown in this column for 2024 reflect the following components:
•
Messrs. Brightbill, Oxley, Steinbarger, and Cloutier received $12,858, $11,787, $11,732, and $3,123, respectively, for matching contributions to each individual’s account in our 401(k) plan.
•
Messrs. Nelson, Brightbill, Oxley, Steinbarger and Cloutier received $223, $4,897, $3,019, $284, and $626, respectively, for a Company paid life insurance policy.
•
Messrs. Nelson, Brightbill, Oxley, and Steinbarger received imputed income of $646, $4,184, $1,323, and $5,641, respectively, for boat usage.
•
Mr. Nelson received $53,555 for relocation assistance.
•
Mr. Cloutier received $80,769 for severance pay.
(3)
Mr. Nelson was appointed CEO in March 2024. Mr. Nelson received an initial RSA award in the amount of $1,000,002, which will vest equally over three years on the award date subject to Mr. Nelson's continued employment with the Company through each vesting date.
(4)
Mr. Cloutier left the Company in December 2023

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 43

GRANTS OF PLAN-BASED AWARDS IN 2024

The following table provides information concerning grants of plan-based awards during 2024 to our named executive officers.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(2) (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($)
BRADLEY M. NELSON
RSAs	3/18/2024				45,496	1,000,002
FREDERICK A. BRIGHTBILL
2024 ANNUAL INCENTIVE BONUS	—	217,500	725,000	1,377,500
RSAs	9/5/2023				34,426	725,012
PSUs	9/5/2023				34,426	725,012
TIMOTHY M. OXLEY
2024 ANNUAL INCENTIVE BONUS	—	68,940	229,800	436,620
RSAs	9/5/2023				9,094	191,520
PSUs	9/5/2023				9,094	191,520
GEORGE STEINBARGER
2024 ANNUAL INCENTIVE BONUS	—	48,750	162,500	308,750
RSAs	9/5/2023				4,244	89,379
PSUs	9/5/2023				4,244	89,379
RSAs	3/4/2024				13,993	300,010
STEPHAN CLOUTIER
2024 ANNUAL INCENTIVE BONUS	—	42,000	140,000	266,000
RSAs	9/5/2023				3,324	70,003
PSUs	9/5/2023				3,324	70,003

•
Reflects the threshold, target and maximum annual cash incentive opportunities under our 2024 short-term incentive plan. At the time of the filing of this proxy statement, the actual results of our short-term incentive plan were finalized, and our named executive officers received the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
•
Reflects the number of restricted stock awards and performance stock units granted as follows.
•
Restricted stock awards with a grant date of 9/5/2023 will vest in equal installments on June 30, 2024, 2025, and 2026.
•
Performance stock units with a grant date of 9/5/2023 are earned based upon the Company’s performance, over a three-year period, in each case subject to a potential adjustment based upon the application of a relative total shareholder return modifier. The amounts reported with respect to PSUs are based on the probable outcome of the performance conditions as of the grant date, which is estimated at target. Had the achievement of the highest level of performance been assumed, the aggregate grant date fair value of the PSUs would be as follows: Mr. Brightbill $1,740,028; Mr. Oxley $459,647; Mr. Steinbarger $214,509; and Mr. Cloutier $168,008.
•
Restricted stock awards with grant date of 3/4/2024 will vest in equal installments on March 4, 2025, 2026, and 2027.
•
Restricted stock awards with a grant date of 3/15/2024 will vest in equal installments on March 18, 2025, 2026, and 2027.
•
Reflects the aggregate grant date fair value of equity awards, calculated in accordance with FASB ASC Topic 718, excluding the estimated effect of forfeitures.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 44

OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END

The following table sets forth information with respect to outstanding option awards for each of the named executive officers as of June 30, 2024.

	OPTION AWARDS				STOCK AWARDS
GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SECURITIES THAT HAVE NOT VESTED (#)	MARKET VALUE OF SECURITIES THAT HAVE NOT VESTED ($)(1)
BRADLEY M. NELSON
3/18/2024	—	—	—	—	45,496(7)	858,964
FREDERICK A. BRIGHTBILL(8)
8/2/2022	—	—	—	—	30,786(3)	581,240
9/5/2023	—	—	—	—	34,426(5)	649,963
TIMOTHY M. OXLEY
8/2/2022	—	—	—	—	2,619(2)	49,447
8/2/2022	—	—	—	—	7,856(3)	148,321
9/5/2023	—	—	—	—	6,063(4)	114,469
9/5/2023	—	—	—	—	9,094(5)	171,695
GEORGE STEINBARGER
8/2/2022	—	—	—	—	1,226(2)	23,147
8/2/2022	—	—	—	—	3,679(3)	69,460
9/5/2023	—	—	—	—	2,829(4)	53,412
9/5/2023	—	—	—	—	4,244(5)	80,127
3/4/2024	—	—	—	—	13,993(6)	264,188

*The table above excludes Mr. Cloutier as all of his outstanding awards were cancelled in connection with his departure from the Company.

(1)
Based on the closing price of the Company’s common stock on June 30, 2024 of $18.88.
(2)
The restricted stock vests in three equal annual installments beginning on June 30, 2023.
(3)
The performance stock units will be earned based upon the Company’s performance, over a three-year period, measured by cumulative adjusted earnings per share, subject to a TSR modifier. The “Performance Period” for the awards is a three-year period commencing July 1, 2022 and ending June 30, 2025.
(4)
The restricted stock vests in three equal annual installments beginning on June 30, 2024.
(5)
The performance stock units will be earned based upon the Company’s performance, over a three-year period, measured by cumulative adjusted earnings per share, subject to a TSR modifier. The “Performance Period” for the awards is a three-year period commencing July 1, 2023 and ending June 30, 2026.
(6)
The restricted stock vests in three equal annual installments beginning on March 4, 2025.
(7)
The restricted stock vests in three equal annual installments beginning on March 18, 2025.
(8)
Mr. Brightbill had 33,213 restricted stock awards outstanding as of June 30, 2024, with a market value of $627,061. The awards vested on July 1, 2024 pursuant to his Retirement and Consulting Agreement.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 45

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information, as of June 30, 2024, regarding the amount of common stock to be issued upon the settlement of RSAs and PSUs granted under our Existing Incentive Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED -AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by shareholders	—	—	848,175
Equity compensation plans not approved by shareholders	—	—	350,000
Total	—	—	1,198,175

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 46

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Termination of Employment or Retirement: Except in connection with a change in control and under the Rule of 70 (each as defined below), upon a named executive officer’s termination of employment for any reason, all unvested RSAs and PSUs are automatically forfeited (unless the CHC Committee determines otherwise). In the event that (i) an employee's age plus years of employment with the Company equals at least seventy and (ii) the employee is at least 60 years old (the "Rule of 70"), upon retirement from the Company, the employee will receive his or her pro-rata share of any incentive awards for which he or she is eligible. For example, under the Company's STIP, if an employee retired six months into the current fiscal year then if, at the end of the fiscal year performance metrics had been achieved such that a performance bonus would have been paid to the employee under the STIP, then the employee will receive 50% of the STIP bonus that would have been paid to the employee if here or she had continued his or her employment until the end of the fiscal year. Likewise, for a multi-year award under the Company's LTIP, the employee would receive his/her prorate share of the LTIP award based upon the date of the termination of the employee's employment with the Company in comparison to the term of the award. The CHC Committee believes that the benefits available under the Rule of 70 are customary and reasonable components of our compensation program, and it retains discretion to modify the terms and conditions applicable to the Rule of 70. No named executive officer is entitled to additional severance or other payments upon termination of employment.

Termination of Employment with Change in Control: In the event a named executive officer’s employment is terminated in connection with a change in control, any unvested RSAs will immediately become vested (assuming no replacement award is offered) and all PSUs (unless the executive is terminated for cause as determined by the CHC Committee) will be entitled to a payment equal to the target award.

Death or Disability. In the event of death or disability, all PSUs will be entitled to a payment of a pro rata portion of the target award, calculated based on a fraction, the numerator of which is the number of days from the grant date until the date of termination of service resulting from death or disability, and the denominator of which is the total number of days from the grant date until the end of the applicable performance period. RSAs do not automatically vest upon death or disability unless the CHC Committee in its sole discretion determines otherwise.

The information below describes and quantifies the estimated amount of certain compensation that would become payable to each named executive officer as of June 30, 2024 under the following circumstances: (i) upon termination by the Company; (ii) upon termination in connection with a change in control and (iii) upon death or disability. The estimated value of all unvested equity awards in the above below is based on our closing stock price as of June 30, 2024 of $18.88 per share.

NAMED EXECUTIVE OFFICER	TERMINATION OF EMPLOYMENT WITHOUT CAUSE OR RETIREMENT(1)	TERMINATION IN CONNECTION WITH A CHANGE-IN-CONTROL(2)	DEATH OR DISABILITY(3)	ACTUAL PAYMENTS(4)
Bradley M. Nelson	—	858,964	—	—
Frederick A. Brightbill	—	1,231,203	604,147	627,061
Timothy M. Oxley	—	483,932	156,112	—
George Steinbarger	—	490,332	83,015	—
Stephan Cloutier(4)	—	—	—	80,769

(1)
No named executive officer is entitled to payment or acceleration of vesting of equity awards in connection with a termination of employment for cause.
(2)
These amounts represent the vesting of all outstanding RSAs and the payment of PSUs equal to the target award.
(3)
These amounts represent PSUs that vested based on the formula described above under “Death or Disability.”
(4)
For Mr. Brightbill, amount reflects the incremental fair value of outstanding awards that continued to vest pursuant to his Retirement and Consulting Agreement. The original value of these awards were previously reported in the Summary Compensation Table in the applicable year of grant. For Mr. Cloutier, amount reflects severance payments made in connection with his departure from the Company in December 2023. All of Mr. Cloutier’s unvested awards were forfeited in connection with his departure.

As defined by the LTIP, “Change in Control” means and includes each of the following:

•
A transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly beneficially owns voting securities representing more than 50% of the voting power of the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 47

•
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
•
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
o
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, beneficially owning, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
o
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group will be treated for purposes of this section as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
•
The consummation of a liquidation or dissolution of the Company.

The CHC Committee has full and final authority, in its sole discretion, to determine conclusively whether a change in control has occurred pursuant to the above definition, and the date of the occurrence of such change in control and any incidental matters relating thereto.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 48

OFFER LETTERS WITH OUR NAMED EXECUTIVE OFFICERS

OFFER LETTER WITH BRADLEY M. NELSON

On March 1, 2024, Mr. Nelson executed an offer letter with the Company to serve as Chief Executive Officer of the Company. Mr. Nelson's employment with the Company is "at will" and, as such, may be terminated at any time, by either Mr. Nelson or the Company, with or without advance notice or cause.

Pursuant to his offer letter, Mr. Nelson received an initial sign-on bonus of 45,496 RSAs, which will vest in three equal installments on the anniversaries of the grant date, and he is entitled to an initial annual base salary of $645,000. Mr. Nelson is also eligible for an annual performance-based bonus, based upon annual performance targets established by the Board. Mr. Nelson is also eligible for equity awards under our LTIP program up to 190% of base salary should he meet performance targets established by the Board.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 49

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median associate to the annual total compensation of Mr. Nelson, our Chief Executive Officer who was serving as of the date that we identified our median employee, June 30, 2024. We believe that the pay ratio disclosed below is a reasonable estimate and calculated in a manner consistent with the Pay Ratio Rules.

The 2024 annual total compensation of the median associate identified by the Company, and as described in further detail below, was $51,677, and the total annual compensation of our CEO was $1,745,739.41. Based on this information, the ratio of the median annual total compensation of all associates to the annual total compensation of our CEO is 1:34.

The methodology we used to identify the median of the annual total compensation of all our associates, as well as to determine the annual total compensation of our “median associate,” is as follows:

•
To identify the median Associate, we started with our associate population as of June 30, 2024, which consisted of approximately 920 individuals. The total number of non-U.S. Associates was four.
•
We then excluded certain non-U.S. associates as permitted under SEC rules.
•
We calculated compensation using base pay earnings, overtime earnings, and annual incentives paid to our associates in fiscal 2024.
•
We annualized compensation for any associates who started work in fiscal 2024.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 50

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid ("CAP") and certain financial performance of the Company, illustrating pay versus performance, or PvP. CAP does reflect the actual amount of compensation earned or paid to our named executive officers ("NEOs"). For further information concerning the Company's variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to our "Compensation Discussion and Analysis" section above.

YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR CURRENT PEO ($)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER PEO ($)(2)	COMPENSATION ACTUALLY PAID TO CURRENT PEO ($)(3)	COMPENSATION ACTUALLY PAID TO FORMER PEO ($)(4)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)(5)	VALUE OF INITIAL FIXED $100 INVESTMENT:(6)		NET INCOME(8)	DILUTED ADJUSTED EARNINGS PER SHARE - CONTINUING OPERATIONS(9)
							TOTAL SHAREHOLDER RETURN ($)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(7)
2024	1,286,797	2,379,662	1,145,759	527,528	678,083	338,694	99	142	7,800	1.22
2023	—	2,739,387	—	3,294,156	625,082	699,517	161	131	68,937	5.35
2022	—	2,491,868	—	1,733,828	642,236	425,477	110	118	58,214	5.01
2021	—	3,208,666	—	4,806,992	758,056	969,949	138	160	56,170	3.34

(1)
Bradley M. Nelson served as the Company's principal executive officer ("PEO") beginning March 18, 2024. Frederick A. Brightbill served as the Company's PEO through March 17, 2024 and for the entirety of 2023, 2022, and 2021 and the Company's other NEOs for the applicable years were as follows:
a.
2024: Timothy M. Oxley, George Steinbarger, and Stephan Cloutier
b.
2023: Timothy M. Oxley, George Steinbarger, Patrick May, and Stephan Cloutier
c.
2021-2022: Timothy M. Oxley, George Steinbarger, Patrick May, and Scott Womack
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Nelson and (ii) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Brightbill (iii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs other than the PEO for such years.
(3)
Amounts reported in this column represent the CAP for Mr. Nelson as the Company's PEO in the indicated fiscal years, as computed in accordance with Item 402(v) of Regulation S-K, based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown below. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

CURRENT PEO ADJUSTMENTS(1)	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	1,286,797	—	—	—
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	(1,000,002)	—	—	—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	858,964	—	—	—
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	—	—	—	—
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	—	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	—	—
= Compensation Actually Paid	1,145,759	—	—	—

(1) The valuation assumptions used to calculate the fair values of equity awards did not materially differ from those disclosed at the time of grant. Refer to the "Grants of Plan-Based Awards in 2024" table on page 44 for discussion of the valuation assumptions used for equity awards.

(4)
Amounts reported in this column represent the CAP for Mr. Brightbill as the Company's PEO in the indicated fiscal years, as computed in accordance with Item 402(v) of Regulation S-K, based on his total compensation reported in the Summary Compensation Table for the indicated

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 51

fiscal years and adjusted as shown below. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

FORMER PEO ADJUSTMENTS(1)	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	2,379,662	2,739,387	2,491,868	3,208,666
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	(1,450,023)	(1,450,021)	(1,050,037)	(1,373,637)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	433,315	981,352	733,810	2,030,848
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(593,859)	86,161	(395,221)	888,619
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	216,648	314,530	141,477	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(458,215)	622,747	(188,069)	52,496
= Compensation Actually Paid	527,528	3,294,156	1,733,828	4,806,992

(1)
The valuation assumptions used to calculate the fair values of equity awards did not materially differ from those disclosed at the time of grant. Refer to the "Grants of Plan-Based Awards in 2024" table on page 45 for discussion of the valuation assumptions used for equity awards.
(5)
Amounts reported in this column represent the CAP for the Company's non-PEO NEOs in the indicated fiscal year, as computed in accordance with Item 402(v) of Regulation S-K, based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below, using the same methodology described above in Note 3. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

NON-PEO NEOs AVERAGE ADJUSTMENTS	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	678,083	625,082	642,236	758,056
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	(333,938)	(212,833)	(185,470)	(260,787)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	144,023	144,042	100,003	334,674
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(74,170)	11,265	(52,720)	138,565
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	27,980	46,167	19,255	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(58,607)	85,794	(35,663)	(559)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(44,677)	—	(62,164)	—
= Compensation Actually Paid	338,694	699,517	425,477	969,949

(6)
Total shareholder return ("TSR") is cumulative for the measurement period beginning on June 30, 2020, calculated in accordance with Item 201(e) of Regulation S-K.
(7)
The TSR Peer Group consists of the Russell 2000 Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.
(8)
Reflects Net Income as shown in the Company's Annual Report on Form 10-K for the indicated fiscal years.
(9)
For fiscal 2024, the CHC Committee determined that Diluted Adjusted Earnings Per Share (EPS) continues to be viewed as a core driver of the Company's performance and shareholder value creation. Diluted Adjusted EPS is a non-GAAP financial measure. Please see Appendix A for a reconciliation of non-GAAP financial measures.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 52

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

The charts below describe the relationship between the PEO and non-PEO NEOs CAP to TSR, Net Income, Diluted Adjusted EPS, and Adjusted Earnings before Taxes, Interest, Depreciation and Amortization ("AEBITDA"). CAP fluctuated year-over-year, as a result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual and long-term incentive programs.

CAP vs. TSR	CAP vs. NET INCOME

6,000
5,000
4,000
3,000
2,000
1,000
-
170
160
150
140
130
120
110
100
90
80
2021
2022
2023
2024
Current PEO CAP
Former PEO CAP
NEO Avg. CAP
MCFT TSR
Peer TSR

CAP vs. DILUTED ADJUSTED EPS

The following is a list of financial performance measures, which in the Company's assessment represent the most important financial performance measures used by the Company to link CAP to the Named Executive Officers for 2024:

FINANCIAL PERFORMANCE MEASURES

Total Net Sales
Adjusted EBITDA
Diluted Adjusted EPS
Total Shareholder Return

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 53

OUR SHAREHOLDERS

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

The following table sets forth information concerning beneficial ownership of our common stock as of September 5, 2024, unless otherwise indicated, by each of the directors and nominees for director, by each of the named executive officers, by all directors, nominees for director and executive officers as a group, and by beneficial owners of more than five percent of our common stock.

NAME	NUMBER OF SHARES OF COMMON STOCK OWNED(1)	NUMBER OF SHARES SUBJECT TO RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP	TOTAL SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING(2)
BENEFICIAL OWNERS OF 5% OR MORE OF OUR COMMON STOCK
Coliseum Capital Management(3)	3,265,154	—	3,265,154	19.7%
Forager Capital Management, LLC(4)	1,697,695	—	1,697,695	10.2%
BlackRock, Inc.(5)	1,443,842	—	1,443,842	8.7%
The Vanguard Group(6)	1,333,985		1,333,985	8.0%
Capital World Investors(7)	975,083	—	975,083	5.9%
Systematic Financial Management, L.P.(8)	945,670	—	945,670	5.7%
Directors and named executive officers
Bradley M. Nelson	80,451	—	80,451	*
Frederick A. Brightbill, Former CEO and Chairman of the Board(9)	230,449	—	230,449	*
Timothy M. Oxley	132,428	—	132,428	*
George Steinbarger	41,257	—	41,257	*
Stephan Cloutier, Former President, Aviara(9)	8,826	—	8,826	*
W. Patrick Battle	27,455	—	27,455	*
Jaclyn Baumgarten	23,913	—	23,913	*
Donald C. Campion	19,277	—	19,277	*
Jennifer Deason	15,475	—	15,475	*
Roch Lambert	34,939	—	34,939	*
Peter G. Leemputte	32,811	—	32,811	*
Kamilah Mitchell-Thomas	11,257	—	11,257	*
All current executive officers, directors and director nominees as a group (12 persons)	658,538	—	658,538	4.0%

* Represents beneficial ownership of less than one percent (1%) of our outstanding common stock.

(1)
Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.
(2)
Based on an aggregate of 16,607,364 shares of MasterCraft common stock issued and outstanding as of August 30, 2024.
(3)
As of June 17, 2024, based on information provided in Schedule 13D/A filed with the SEC on June 17, 2024 by Coliseum Capital Management ("Coliseum"), Coliseum reported share voting power with respect to 3,265,154 shares of our common stock and share dispositive power with respect to 3,265,154 shares of our common stock. The address for Coliseum is 105 Rowayton Avenue, Rowayton, CT 06853. The Schedule 13D/A was filed pursuant to a Joint Filing Agreement, dated as of December 30, 2021 by and among Coliseum, Coliseum Capital, LLC, Coliseum Capital Partners, L.P., Adam Gray, and Christopher Shackelton.
(4)
As of August 30, 2024, based on information provided in a Schedule 13G/A filed with the SEC on September 4, 2024 by Forager Capital Management, LLC ("Forager"), Forager reported that it has sole voting power with respect to 1,697,695 shares of our common stock and sole dispositive power with respect to 1,697,695 shares of our common stock. The address for Forager is 2025 3rd Ave. N, Suite 350, Birmingham, AL 35203. The Schedule 13G was filed pursuant to a Joint Filing Agreement dated as of February 14, 2024 by and among Forager, Forager Fund, L.P., Edward Kissel, and Robert MacArthur.
(5)
As of December 31, 2023, based on information provided in a Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc. (“BlackRock”), BlackRock reported that it has sole voting power with respect to 1,413,634 shares of our common stock and sole power to dispose of, or direct the disposition of 1,443,842 shares of our common stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(6)
As of December 29, 2023, based on information provided in Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”), Vanguard reported shared voting power with respect to 42,236 shares, sole dispositive power with respect to 1,276,309 shares of our common stock and shared dispositive power with respect to 57,676 shares of our common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(7)
As of December 29, 2023, based on information provided in Schedule 13G filed with the SEC on February 9, 2024 by Capital World Investors (“Capital”), Capital reported sole voting power with respect to 975,083 shares of our common stock and sole dispositive power with respect to 975,083 shares of our common stock. The address for Capital is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 54

(8)
As of December 31, 2023, based on information provided in Schedule 13G filed with the SEC on February 13, 2024 by Systematic Financial Management, L.P. (“Systematic”), Systematic reported sole voting power with respect to 485,320 shares of our common stock and sole dispositive power with respect to 945,670 shares of our common stock. The address for Systematic is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.
(9)
Mr. Brightbill retired from the Company in June 2024 and Mr. Cloutier left the Company in December 2023. The number of shares reported is based upon the most recent available data to the Company.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 55

INSIDER TRADING ARRANGEMENTS AND POLICIES

We have adopted insider trading policies and procedures that govern the purchase and sale of our securities by our employees, directors and officers. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our insider trading policies and procedures prohibit our employees, directors and officers from (i) trading in securities while in possession of material, non-public information relating to the securities, whether the issuer of such security is the Company or any other company and (ii) directly or indirectly communicating material, non-public information to anyone outside of the Company (except in accordance with the Company’s policies regarding the protection or authorized external disclosure of Company information) or to anyone within the Company other than on a need-to-know basis, among other things.

The insider trading policy relevant to officers, director and other key employees of the Company, in addition to the above restrictions, requires that such persons pre-clear every transaction involving the Company’s securities with the Company’s Chief Financial Officer or, in the case of transactions by the Chief Financial Officer, the Chief Executive Officer. Pre-clearance obligations apply to all transactions in the Company’s securities, including without limitation, acquisitions and dispositions of Company stock, the exercise of stock options, gifts and the sale of Company stock issued upon exercise of stock options. Additionally, such persons are prohibited from trading in the Company’s securities during certain blackout periods, except pursuant to a trading plan intended to comply with SEC Rule 10b5-1 that is entered into and maintained in compliance with our insider trading policies and procedures and applicable law. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy Compliance Policy, a copy of which can be found as exhibits to our Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 56

POLICIES AND PRACTICES FOR GRANTING CERTAIN EQUITY AWARDS

The Board, at the recommendation of the CHC Committee, approves all equity award grants to our NEOs on or before the grant date. The CHC Committee’s general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they make a recommendation to the Board, which in turn reviews the recommendation and approves equity awards for our NEOs. Accordingly, annual equity awards are typically determined at the first CHC Committee meeting of the fiscal year and reviewed and approved at the first Board meeting of the fiscal year. These grants are then made effective shortly after the date of filing of the Company’s Form 10-K for its prior fiscal year. On occasion, the Board may, at the recommendation of the CHC Committee, grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While the Board has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, neither the Board nor the CHC Committee take into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

During fiscal 2024, the Company did not grant stock options (or similar awards) to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 57

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following are summaries of certain transactions, arrangements and relationships with certain of our directors, executive officers or shareholders owning 5% or more of our outstanding common stock.

COMPENSATION PROGRAMS

We have entered into certain compensation plans to provide payments to certain of our service providers (including our named executive officers and certain of our non-employee directors) as described under the section titled “Executive Compensation.”

OUR POLICY REGARDING RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related party had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related party’s interest in the transaction.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 58

NEXT ANNUAL MEETING—SHAREHOLDER PROPOSALS

RULE 14A-8 PROPOSALS FOR OUR 2025 PROXY STATEMENT

Pursuant to Rule 14a-8 under the Exchange Act, a shareholder proposal submitted for inclusion in our proxy statement for the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) must be received by us by May [•], 2025. However, pursuant to such rule, if the 2025 Annual Meeting is held on a date that is before September [•], 2025 or after November [•], 2025, then a shareholder proposal submitted for inclusion in our proxy statement for the 2025 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2025 Annual Meeting. In addition, the deadline for providing notice to the Company under Rule 14a-19 of the Exchange Act of a shareholder's intent to solicit proxies in support of nominees must be submitted in accordance with, and within the time period prescribed in, the advance notice provision of our Bylaws.

SHAREHOLDER PROPOSALS OF BUSINESS

Under our Bylaws that will be in effect for the 2025 Annual Meeting, a shareholder is eligible to submit a shareholder proposal of business (other than nominations of directors, the procedures for which are described below) at an annual meeting outside the processes of Rule 14a-8 if the shareholder is (1) a shareholder of record at the time of giving notice of such proposal, (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our Bylaws. Our Bylaws provide that the proposal must be a proper matter for shareholder action under Delaware law and the shareholder must provide timely notice of the proposal in writing to our Corporate Secretary. To be timely under our Bylaws, our Corporate Secretary must receive advance notice of a proposal for business at the 2025 Annual Meeting between June [•], 2025 and July [•], 2025; provided, however, if and only if the 2025 Annual Meeting is not scheduled to be held between September [•], 2025 and December [•], 2025, such shareholder’s notice must be delivered to our Corporate Secretary not earlier than 120 days prior to the date of the 2025 Annual Meeting and not later than the later of (A) the tenth day following the day of the public announcement of the date of the 2025 Annual Meeting or (B) the date which is 90 days prior to the date of the 2025 Annual Meeting. The advance notice of the proposal must contain certain information specified in our Bylaws, including information concerning the proposal and the shareholder proponent. The foregoing description is only a summary of the requirements of our Bylaws. Shareholders intending to submit a proposal of business at the 2025 Annual Meeting outside the processes of Rule 14a-8 must comply with the provisions specified in our Bylaws.

SHAREHOLDER NOMINATION OF DIRECTORS

Shareholders may nominate directors for election without consideration by the NCG Committee by complying with the eligibility, advance notice and other provisions of our Bylaws. Under our Bylaws that will be in effect for the 2025 Annual Meeting, a shareholder is eligible to submit a shareholder nomination of directors at an annual meeting if the shareholder is (1) a shareholder of record at the time of giving notice of such proposal, on the record date for the annual meeting and at the time of the annual meeting (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our Bylaws. The shareholder must provide timely notice of the nomination in writing to our Corporate Secretary. To be timely under our Bylaws, our Corporate Secretary must receive advance notice of a nomination for election of a director at the 2025 Annual Meeting between June [•], 2025 and July [•], 2025; provided, however, if and only if the 2025 Annual Meeting is not scheduled to be held between September [•], 2025 and December [•], 2024, such shareholder’s notice must be delivered to our Corporate Secretary not earlier than 120 days prior to the date of the 2025 Annual Meeting and not later than the later of (C) the tenth day following the day of the public announcement of the date of the 2025 Annual Meeting or (D) the date which is 90 days prior to the date of the 2025 Annual Meeting. The advance notice of the nomination must contain certain information specified in our Bylaws, including information concerning the nominee and the shareholder proponent. The foregoing description is only a summary of the requirements of our Bylaws. Shareholders intending to submit a nomination for the 2025 Annual Meeting must comply with the provisions specified in our Bylaws.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 59

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of disclosure documents. The rule allows us to send a single annual report, proxy statement, proxy statement combined with a prospectus, information statement, or Notice of Internet Availability of Proxy Materials to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and MasterCraft. It reduces the volume of duplicate information received at your household and helps MasterCraft reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

If any shareholders in your household wish to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, they may call us at (423) 884-2221, write to us at 100 Cherokee Cove Drive, Vonore, TN 37885, or e-mail us at investorrelations@mastercraft.com. If you are a shareholder that receives multiple copies of our proxy materials or Notice of Internet Availability of Proxy Materials, you may request Householding by contacting us in the same manner and requesting a householding consent.

CONTACT INFORMATION

Shareholder proposals or nominations should be sent to:

100 Cherokee Cove Drive,

Vonore, Tennessee 37885

Attention: Corporate Secretary

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 60

OUR MEETING

QUESTIONS RELATING TO THIS PROXY STATEMENT

Q: WHAT IS A PROXY?

A: It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These officers are Bradley M. Nelson and Timothy M. Oxley.

Q: WHAT IS A PROXY STATEMENT?

A: It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to vote designating Bradley M. Nelson and Timothy M. Oxley as proxies to vote on your behalf.

Q: WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

A: If your shares are registered in your name with our transfer agent, Equiniti, you are a shareholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in street name.

Q: WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

A: August 30, 2024 is the record date for the Annual Meeting to be held on October [●], 2024. The record date is established by the Board as required by the Delaware General Corporation Law (“Delaware Law”). Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: Shareholders as of the record date may attend and vote virtually at the Annual Meeting by registering at www.proxydocs.com/mcft prior to the deadline of October [•], 2024 at 11:59 pm Eastern Time. To register, shareholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Availability of Proxy Materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.

Q: CAN I ASK QUESTIONS AT THE ANNUAL MEETING?

A: Shareholders as of our record date who attend and participate in our virtual Annual Meeting at www.proxydocs.com/mcft will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. These shareholders may also submit a question in advance of the Annual Meeting at www.proxydocs.com/mcft. In both cases, shareholders must have available their control number provided on their proxy card, voting instruction form or Notice of Availability of Proxy Materials.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 61

Q: HOW DO I VOTE?

A:	NAME	IF YOU ARE A SHAREHOLDER OF RECORD	IF YOU ARE A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME
	BY INTERNET (24 hours a day)*	To vote through the internet, you may complete an electronic proxy card at www.proxydocs.com/mcft. You will be asked to provide the control number from the enclosed proxy card.

To vote through the internet, you must follow the instructions found on the voting instruction form you have received from your broker. You will be asked to provide the control number on that form in order for your vote to be counted.

BY TELEPHONE (24 hours a day)*

To vote over the telephone, dial the toll-free number 855-962-4263 using any touch tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card.

If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

	BY MAIL	Return a properly executed and dated proxy card in the prepaid envelope we have provided	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or similar organization makes available
AT OUR ANNUAL MEETING*

Shareholders who wish to attend the virtual meeting must register in advance at ww.proxydocs.com/mcft prior to the deadline of October [•], 2024 at 11:59 pm Eastern. All electronic and paper proxy cards must be received by the independent inspector before the polls close at the meeting.

Shareholders who wish to attend the virtual meeting must register in advance at ww.proxydocs.com/mcft prior to the deadline of October [•], 2024 at 11:59 pm Eastern. All electronic and paper proxy cards must be received by the independent inspector before the polls close at the meeting.

* Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with applicable legal requirements. Shareholders voting by Internet or telephone should understand that, while we do not charge any fees for voting by Internet or telephone, there may still be costs, such as usage charges from Internet access providers and telephone companies, for which you are responsible.

The giving of a proxy will not affect your right to vote at the Annual Meeting should you decide to attend.

Q: WHAT IF I SIGN AND RETURN A PROXY CARD, BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

A: Proxies that are properly executed and delivered, and not revoked, will be voted as specified on the proxy card. If no direction is specified on the proxy card, the proxy will be voted as follows:

• for the election of eight directors nominated by the Board for a term that expires at the 2025 Annual Meeting;

• for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2025;

•
for the approval of the Second Amended and Restated MasterCraft 2015 Incentive Award Plan; and

• for the resolution approving, on an advisory basis (i.e. non-binding), the compensation of the Company’s named executive officers (“Say-on-Pay”).

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting your shares online while virtually attending the meeting, by delivering a new proxy or by notifying the Company Secretary in writing prior to the meeting. If your shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy. Participation in the Annual Meeting will not alone constitute revocation of a proxy.

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 62

Q: WHAT IS A QUORUM?

A: The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The inspector of elections appointed for the meeting will tabulate votes cast by proxy and in person at the meeting and determine the presence of a quorum. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum.

Q: WILL MY SHARES BE VOTED IF I DO NOT VOTE BY THE INTERNET, SIGN AND RETURN A PROXY CARD, OR VOTE AT THE VIRTUAL ANNUAL MEETING?

A: If you are a shareholder of record and you do not vote by the Internet, sign and return a proxy card or attend the Annual Meeting and vote electronically, your shares will not be voted and will not count in deciding the matters presented for shareholder consideration in this proxy statement.

If your shares are held in “street name” through a bank, broker or other nominee and you do not provide voting instructions before the Annual Meeting, your broker or other nominee may vote your shares on your behalf under certain circumstances. Brokerage firms have the authority under certain rules to vote shares for which their customers do not provide voting instructions on “routine” matters.

The ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter under these rules. Therefore, brokerage firms are allowed to vote their customers’ shares on this matter if the customers do not provide voting instructions. If your brokerage firm votes your shares on this matter because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter.

When a matter is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that matter, the brokerage firm cannot vote the shares on that matter. This is called a “broker non-vote.” Only the ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter for this Proxy Statement. The election of director nominees is not considered a routine matter. Because the election of director nominees is not considered a “routine” matter for shareholder consideration, the brokers will not have discretionary authority to vote your shares with respect to such matters and if you do not instruct your bank or broker how to vote your shares, no votes will be cast on your behalf with respect to such matters.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

Q: HOW MAY I VOTE AND HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

A: For Proposal 1—Election of Directors, you may vote FOR or AGAINST any or all director nominees or you may ABSTAIN as to one or more director nominees. In order to be elected, the number of votes FOR a director must exceed the number of votes AGAINST such director. As set forth in our bylaws, only votes FOR or AGAINST the election of a director nominee will be counted. Abstentions and broker non-votes count for quorum purposes, but not for purposes of the election of directors. A vote to ABSTAIN is not treated as a vote FOR or AGAINST and will have no effect on the outcome of the vote.

For Proposal 2—Ratification of the Appointment of our Independent Registered Public Accounting Firm, you may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes are not applicable to this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

For Proposal 3—Vote to Approve the Second Amended and Restated MasterCraft 2015 Incentive Award Plan, you may vote FOR or AGAINST the approval of the Second Amended and Restated MasterCraft 2015 Incentive Award Plan or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 63

FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes are not applicable to this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

For Proposal 4—Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay), you may vote FOR or AGAINST the approval of the compensation of our named executive officers or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes will not be counted as shares entitled to vote on this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter. As an advisory vote, this proposal is not binding. However, the Board and CHC Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

Any other matters: The voting results of any other matters are determined by a majority of votes cast affirmatively or negatively, except as may otherwise be required by law.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to the matters being voted upon.

Q: HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

A: We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q: WHO WILL TABULATE AND CERTIFY THE VOTE?

A: Mediant, an independent third party, will tabulate and certify the vote and will have a representative to act as the independent inspector of elections for the Annual Meeting.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We expect to announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K within four business days of the Annual Meeting. We will file that report with the SEC, and you can get a copy from:

• our website at www.mastercraft.com by clicking on the Investors link, followed by the Financials link,

• the SEC’s website at www.sec.gov,

• the SEC at 1 (800) SEC-0330, or

• our Corporate Secretary at 100 Cherokee Cove Drive, Vonore, Tennessee 37885.

Q: HOW CAN I OBTAIN A COPY OF THE 2024 ANNUAL REPORT TO SHAREHOLDERS AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2024?

A: Our 2024 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended June 30, 2024, is available at www.proxydocs.com/mcft and at www.mastercraft.com by clicking on the Investors link, followed by the Financials link and on the SEC’s website at www.sec.gov. At the written request of any shareholder who owns common stock as of the close of business on the record date, we will provide, without charge, paper copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible shareholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our Annual Report on Form 10-K by mailing a written request to:

100 Cherokee Cove Drive,

Vonore, Tennessee 37885

Attention: Corporate Secretary

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 64

OTHER MATTERS

OTHER BUSINESS

We know of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

Whether or not you expect to attend the Annual Meeting, please complete, date and sign and promptly return the accompanying proxy in the enclosed postage paid envelope or vote via the Internet so that your shares may be represented at the Annual Meeting.

By order of the Board of Directors,

Bradley M. Nelson CEO and Director

MASTERCRAFT BOAT HOLDINGS, INC.	2024 PROXY STATEMENT | 65

APPENDIX A

RECONCILIATION OF NON-GAAP MEASURES

(DOLLARS IN THOUSANDS)	FISCAL 2024
Net income from continuing operations	$8,722
Income tax expense	1,407
Interest Expense	3,292
Interest Income	(5,789)
Depreciation and amortization	11,182
EBITDA	18,814
Impairments(a)	9,827
Share-based compensation	2,598
CEO transition costs(b)	1,708
Adjusted EBITDA	$32,947

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE

(DOLLARS IN THOUSANDS)	FISCAL 2024
Net income from continuing operations	$8,722
Income tax expense	1,407
Impairments(a)	9,827
Amortization of acquisition intangibles	1,812
Share-based compensation	2,598
CEO transition costs(b)	1,708
Adjusted Net Income before income taxes	26,074
Adjusted income tax expense(c)	5,214
Adjusted Net Income	$20,860

Adjusted Net Income per share:
Basic	$1.23
Diluted	$1.22
Weighted average shares used for the computation of:
Basic Adjusted Net Income per share(d)	16,930,348
Diluted Adjusted Net Income per share(d)	17,038,305

(a)
Represents non-cash charges recorded in the Aviara segment primarily for impairment of property, plant, and equipment and inventory.
(b)
Represents amounts paid to the Company’s former CEO upon his departure under the terms of his transition agreements and legal fees incurred with the transition. Also included are recruiting and relocation costs related to the new CEO.
(c)
Reflects income tax expense at a tax rate of 20.0% for fiscal 2024.
(d)
Represents the Weighted Average Shares Used for the Computation of Basic and Diluted earnings (loss) per share as presented on the Consolidated Statements of Operations to calculate Adjusted Net Income per diluted share for all periods presented herein

A-1

APPENDIX B

SECOND AMENDED AND RESTATED MASTERCRAFT 2015 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of this Second Amended and Restated Mastercraft 2015 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of MasterCraft Boat Holdings, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan was originally established as the MCBC Holdings, Inc. 2015 Incentive Award Plan. Effective May 29, 2015, the Plan was amended and restated as the Amended and Restated MCBC Holdings, Inc. 2015 Incentive Award Plan the (“Prior Plan”). The Prior Plan is hereby further amended and restated as provided herein, effective as of the date on which the Company’s stockholders approve the Plan (the “Effective Date”).

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) any Subsidiary, (b) any Parent, and (c) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company, (ii) any Subsidiary or (iii) any Parent.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules,

A-2

requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.8 “Board” shall mean the Board of Directors of the Company.

2.9 “Cause” shall mean (a) the Committee’s determination that the Holder failed to substantially perform the Holder’s duties (other than any such failure resulting from the Holder’s disability); (b) the Committee’s determination that the Holder failed to carry out, or comply with any lawful and reasonable directive of the Committee or the Holder’s immediate supervisor; (c) the Holder’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony, indictable offense or crime involving moral turpitude; (d) the Holder’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Holder’s duties and responsibilities; or (e) the Holder’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company of any of its Subsidiaries. Notwithstanding the foregoing, if the Holder is a party to a written employment or consulting agreement with the Company or its Subsidiary in which the term “cause” is defined, then “Cause” shall be as such term is defined in the applicable written employment or consulting agreement.

2.10 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly beneficially owns voting securities representing more than 50% of the voting power of the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.10(a) or 2.10(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.10(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The consummation of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.11 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.12 “Committee” shall mean the Compensation and Human Capital Committee of the Board, or another committee or subcommittee of the Board or the Compensation and Human Capital Committee of the Board, appointed as provided in Section 12.1.

2.13 “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.14 “Company” shall have the meaning set forth in Article 1.

2.15 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.16 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4.

2.17 “Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 9.5.

2.18 “Director” shall mean a member of the Board, as constituted from time to time.

2.19 “Director Limit” shall have the meaning set forth in Section 4.6.

2.20 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.21 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.22 “Effective Date” shall have the meaning set forth in Article 1.

2.23 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.24 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.25 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.26 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.27 “Expiration Date” shall have the meaning given to such term in Section 13.1.

2.28 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported by Bloomberg or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported by Bloomberg or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Board in good faith in accordance with Section 409A and Section 422 of the Code if and to the extent applicable.

2.29 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.30 “Holder” shall mean a person who has been granted an Award.

2.31 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.32 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.33 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.34 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.35 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.36 “Option Term” shall have the meaning set forth in Section 5.4.

2.37 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.38 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.39 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, (E) non-cash equity-based compensation expense, and (F) other non-cash, one-time or non-recurring items); (ii) gross or net sales or revenue; (iii) revenue growth or product revenue growth; (iv) net income (either before or after taxes); (v) adjusted net income; (vi) operating earnings or profit (either before or after taxes); (vii) cash flow (including, but not limited to, operating cash flow and free cash flow); (viii) return on assets or net assets; (ix) return on capital (or invested capital) and cost of capital; (x) return on stockholders’ equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs, reductions in costs and cost control measures; (xv) funds from operations or funds available for distributions; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share; (xix) adjusted earnings per share; (xx) price per share of and dividends with respect to Common Stock or appreciation in and/or maintenance of such price or dividends; (xxi) economic value added models or similar metrics; (xxii) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xxiii) implementation or completion of critical projects or processes; (xxiv) sales, unit volume or market share; (xxv) dealer inventory levels or turns; (xxvi) licensing revenue; (xxvii) brand recognition/acceptance; (xxviii) inventory turns or cycle time and supply chain achievements (including, without limitation, establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); (xxix) strategic initiatives (including, without limitation, with respect to market penetration and spending efficiency, geographic business expansion, manufacturing, commercialization, production and productivity, customer satisfaction and growth, employee satisfaction, recruitment and maintenance of personnel, human resources management, supervision of litigation and other legal matters, information technology, strategic partnerships and transactions (including acquisitions, dispositions, joint ventures, and in-licensing and out-licensing of intellectual property), establishment of or growth in relationships with dealers or other commercial entities with respect to the marketing, distribution and sale of Company products, factoring transactions, research and development and related activity, financial or other capital raising transactions, operating efficiency, and asset quality); (xxx) financial ratios (including, without limitation, those measuring liquidity, activity, profitability or leverage); (xxxi) debt levels or reduction; (xxxii) sales-related goals; (xxxiii) comparisons with other stock market indices; (xxxiv) quality control or quality performance; and (xxxv) rate of new product introduction, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions; or (xx) items relating to foreign exchange transactions and/or fluctuations.

2.40 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.41 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.42 “Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of Shares.

2.43 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to Form S-8 under the Securities Act, after taking into account Applicable Law.

2.44 “Plan” shall have the meaning set forth in Article 1.

2.45 “Prior Plan” shall have the meaning set forth in Article 1.

2.46 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.47 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.48 “Restricted Stock Units” shall mean the right to receive Shares, cash or a combination of Shares and cash as awarded under Article 8.

2.49 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.50 “Share Limit” shall have the meaning set forth in Section 3.1(a).

2.51 “Shares” shall mean shares of Common Stock.

2.52 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.53 “Stock Appreciation Right Term” shall have the meaning set forth in Section 10.4.

2.54 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.55 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.56 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.57 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including without limitation, Incentive Stock Options) under the Plan is 1,198,175 Shares (such maximum consists of 848,175 authorized and available for issuance under the Prior Plan immediately prior to the Effective Date and 350,000 additional shares authorized for issuance under the Plan) (the “Share Limit”). Notwithstanding the foregoing, to the extent permitted under Applicable Law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled in cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option or a Stock Appreciation Right; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 175,000 and the maximum aggregate amount that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $3,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit, the Award Limit or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6 Non-Employee Director Awards. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. Unless otherwise determined by the Administrator, the Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards (or the basis to determine such number), the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value of Awards granted to a Non-Employee Director during any fiscal year shall be $500,000 (the “Director Limit”).

4.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Option relating to such a Termination of Service.

5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator, and, except as limited by the Plan, at any time after the grant of an Option, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, the Award Agreement evidencing the grant of an Option, or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares and otherwise complies with Section 424 of the Code.

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option if such substitution complies with Section 409A of the Code; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining Option Term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3. Prior to the issuance of Restricted Stock, dividends shall be subject to the same vesting conditions as the Restricted Stock (and shall be forfeited if the Restricted Stock is forfeited), and paid over to the Holder (without interest) as soon as practicable after such Restricted Stock vests (if not forfeited).

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

7.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

AWARD OF RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

8.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.5 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

8.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

8.7 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the applicable Award Agreement.

8.8 Dividend Equivalents. Subject to Section 9.2, the Administrator, in its sole discretion, may provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award; provided, however, that Dividend Equivalents shall be subject to the same vesting conditions as the Award of Restricted Stock Units (and shall be forfeited if the Restricted Stock Units are forfeited), and paid over to the Holder (without interest) as soon as practicable after such Restricted Stock Units vest (if not forfeited).

ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b) Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

(c) No later than 90 days following the commencement of any Performance Period or any designated fiscal period, period of service or such other period established by the Committee, the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Performance Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Performance Awards, the Committee shall have the right to adjust the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

9.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator; provided, however, that Dividend Equivalents shall be subject to the same vesting conditions as the underlying Award (and shall be forfeited if the Award is forfeited), and paid over to the Holder (without interest) as soon as practicable after such Award vests (if not forfeited). Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such

Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

9.5 Deferred Stock Units. The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one Share on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

9.6 Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be established by the Administrator in its sole discretion.

9.7 Purchase Price. The Administrator may establish the purchase price of a Performance Award, Shares distributed as a Stock Payment award, shares of Deferred Stock or Shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

9.8 Termination of Service. A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that the Performance Award, Dividend

Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to the Holder’s Termination of Service subject to terms and conditions determined by the Administrator.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of a Stock Appreciation Right, or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2.

10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 10.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 13.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration permitted by Applicable Law and acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other number as would not result in adverse financial accounting consequences for the Company); provided, however, that no Shares may be withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Award as a liability under Applicable Accounting Standards). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Sections 11.3(b) and 11.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to reduction, cancellation, forfeiture and recoupment to the extent necessary to comply with any clawback, recovery, recoupment or other similar policy adopted by the Company or required to adopted by the Company pursuant Applicable Law (“Clawback Policy”). In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion.

11.6 Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Committee (or another committee or a subcommittee of the Board or the committee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee (or another committee or subcommittee of the Board or the committee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board or the committee of the Board assuming the functions of the Committee under the Plan) shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2.

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (a) increase the Share Limit, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares or (d) such other action that requires approval of the Company’s stockholders under Applicable Law. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, the following shall not be treated as an amendment requiring a Holder’s consent: (i) any amendment that the Administrator deems necessary or desirable for the purpose of complying the Plan or an Award with changes in Applicable Accounting Standards or Applicable Law or (ii) any amendment that causes an Incentive Stock Option to become a Non-Qualified Stock Option. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit, Award Limit and Director Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its sole discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit, Award Limit and Director Limit). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to treat Awards in a manner set forth in Section 13.2(e) and except as otherwise expressly provided in an applicable Program or an Award Agreement, (i) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (ii) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, if no applicable terms and conditions, the Administrator’s discretion.

(e) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting) or the Administrator determines to treat Awards in accordance with this Section 13.2(e), then except as otherwise expressly provided in an applicable Program or an Award Agreement, the Administrator may cause any or all of such Award (or portion thereof) to (i) terminate in exchange for cash, rights or property pursuant to Section 13.2(b)(i)(A); or (ii) become fully vested and exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If such an Award is exercisable, in lieu of assumption or substitution in the event of a Change in Control, the Administrator may notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period. Notwithstanding anything to the contrary, in the event an Award of Options or Stock Appreciation Rights has an exercise price per Share equal to or greater than the Fair Market Value of the consideration to be paid per Share in the Change in Control, the Award may be canceled without notice or payment of consideration to the Holder.

(f) For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

(g) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan. In making any determination pursuant to this Section 13.2, the Administrator may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company’s Shares, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.

(h) No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j) No action shall be taken under this Section 13.2 which shall cause an Award to fail to be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.

(k) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the Effective Date. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10 Section 409A.

(a) To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted to be exempt from, or comply with, Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(b) If a Holder is determined on the date of the Holder’s “separation from service,” as defined in Section 409A(a)(2)(A)(i) of the Code, from the Company to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code with respect to the Company, then, with regard to any payment that is considered nonqualified deferred compensation under and subject to Section 409A of the Code and that is payable on account of the Holder’s “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six-month period measured from the date of such “separation from service” and (ii) the date of the Holder’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.

(c) For purposes of Section 409A of the Code, each payment in a series of payments made under the Plan or any Award will be treated as a separate payment.

13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or

Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

* * * * *

MASTERCRAFT BOAT HOLDINGS INC.

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Scan QR for digital voting

MasterCraft Boat Holdings, Inc

Annual Meeting of Stockholders

For Stockholders as of August 30, 2024

Tuesday, October 22, 2024 8:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MCFT for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Eastern Time, October 22, 2024.

Internet:
www.proxypush.com/MCFT
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-855-962-4263
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/MCFT

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bradley M. Nelson and Timothy M. Oxley, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of MasterCraft Boat Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1, "FOR" THE PROPOSAL IN ITEMS 2, 3 AND 4.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

MASTERCRAFT BOAT HOLDINGS INC.

MasterCraft Boat Holdings, Inc Annual Meeting of Stockholders

Please make your marks like this: ☒

The Board of Directors recommends a vote FOR the nominees for director listed in proposal 1 and FOR proposals 2, 3 and 4.

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Eight Nominees				
		FOR	AGAINST	ABSTAIN	
	1.01 W. Patrick Battle	☐	☐	☐	FOR
	1.02 Jaclyn Baumgarten	☐	☐	☐	FOR
	1.03 Donald C. Campion	☐	☐	☐	FOR
	1.04 Jennifer Deason	☐	☐	☐	FOR
	1.05 Roch Lambert	☐	☐	☐	FOR
	1.06 Peter G. Leemputte	☐	☐	☐	FOR
	1.07 Kamilah Mitchell-Thomas	☐	☐	☐	FOR
	1.08 Bradley M. Nelson	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2,	To ratify the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2025.	☐	☐	☐	FOR
3.	To approve the second amended and restated MasterCraft 2015 Incentive Award Plan.	☐	☐	☐	FOR
4.	To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/MCFT

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date